                                                                  EXHIBIT 10.102

                              FREIGHTER SERVICES
                                   AGREEMENT
                                    BETWEEN
                              WORLD AIRWAYS, INC.
                                      AND
                        MALAYSIAN AIRLINE SYSTEM BERHAD
                                OCTOBER 1, 1994

                         FREIGHTER SERVICES AGREEMENT

ARTICLE ONE:            AIRCRAFT; PROVISION OF SERVICES..................... 1
   1.1.                 Aircraft............................................ 1
                        --------
   1.2.                 Service/Schedule.................................... 2
                        ----------------
   1.3.                 Aircraft Positioning/Depositioning.................. 2
                        ----------------------------------
   1.4.                 Inspection by MAS................................... 2
                        -----------------

ARTICLE TWO:            TERM................................................ 3
   2.1.                 Term................................................ 3
                        ----
   2.2.                 Extension Option.................................... 3
                        ----------------

ARTICLE THREE:          MINIMUM GUARANTEED AIRCRAFT UTILIZATION............. 3
   3.1.                 Minimum Monthly Block Hour Guarantee................ 3
                        ------------------------------------
   3.2.                 Adjustments to Minimum Monthly Block Hour
                        -----------------------------------------
                        Guarantee........................................... 3
                        ---------

ARTICLE FOUR:           CHARGES............................................. 4
   4.1.                 Block Hour Rate..................................... 4
                        ---------------
   4.2.                 Block Hour Definition............................... 4
                        ---------------------
   4.3.                 Aircraft Position/Deposition Costs.................. 4
                        ----------------------------------
   4.4.                 Block Hour Surcharge................................ 5
                        --------------------

ARTICLE FIVE:           PAYMENT............................................. 5
   5.1.                 Payment Schedule.................................... 5
                        ----------------
   5.2.                 Payment Instruction................................. 5
                        -------------------
   5.3.                 Invoice............................................. 6
                        -------
   5.4.                 Final Accounting.................................... 6
                        ----------------
   5.5                  Late Payment........................................ 6
                        ------------
   5.6                  No Counterclaims, Set-offs, etc. ................... 7
                        --------------------------------

ARTICLE SIX:            RESPONSIBILITIES OF WORLD AND MAS................... 7
   6.1.                 Responsibilities of WORLD........................... 7
                        -------------------------
   6.2.                 Responsibilities of MAS............................. 7
                        -----------------------
   6.3.                 Payment Responsibilities of MAS..................... 9
                        -------------------------------
   6.4.                 Reciprocal Obligations.............................. 9
                        ----------------------

ARTICLE SEVEN:          OPERATION OF THE AIRCRAFT........................... 9
   7.1.                 Control of The Aircraft.............................10
                        -----------------------
   7.2.                 Right of Substitution...............................10
                        ----------------------
   7.3.                 Lawful Use..........................................10
                        ----------
   7.4.                 Regulatory Compliance...............................10
                        ---------------------
   7.5.                 Cargo Restrictions..................................10
                        ------------------
   7.6.                 Aircraft Livery.....................................11
                        ---------------
   7.7.                 Return Condition of Aircraft........................11
                        ----------------------------

ARTICLE EIGHT:          DOCUMENTATION.......................................11
   8.1.                 Operating Permits...................................11
                        -----------------
   8.2.                 Cargo Documentation.................................12
                        -------------------
   8.3.                 MAS Notification to WORLD...........................12
                        -------------------------
   8.4.                 Work Permits........................................12
                        ------------

ARTICLE NINE:      SCHEDULE CHANGES; FLIGHT DISRUPTIONS  ...................  12
   9.1.            Schedule Changes  .......................................  13
                   ----------------
   9.2.            Flight Disruption  ......................................  13
                   -----------------

ARTICLE TEN:       USE OF AIRCRAFT BY WORLD  ...............................  15
  10.1             Other Operations  .......................................  15
                   ----------------
  10.2             Crew Training  ..........................................  15
                   -------------

ARTICLE ELEVEN:    EMPLOYEES  ..............................................  15
  11.1             Employees; Workmen's Compensation  ......................  15
                   ---------------------------------

ARTICLE TWELVE:    LIENS AND TAXES  ........................................  15
  12.1             Liens  ..................................................  16
                   -----
  12.2             Taxes  ..................................................  16
                   -----

ARTICLE THIRTEEN:  INSURANCE  ..............................................  17
  13.1.            WORLD Aircraft Hull Insurance  ..........................  17
                   -----------------------------
  13.2.            WORLD Third Party Aviation Legal
                   --------------------------------
                   Liability Insurance  ....................................  17
                   -------------------
  13.3.            MAS Liability Insurance  ................................  19
                   -----------------------
  13.4.            Loss of Insurance  ......................................  20
                   -----------------

ARTICLE FOURTEEN:  INDEMNIFICATION  ........................................  20
  14.1.            Indemnification By WORLD  ...............................  21
                   ------------------------
  14.2.            Indemnification by MAS  .................................  21
                   ----------------------
  14.3.            Employee Claims  ........................................  23
                   ---------------
  14.4.            No Consequential Damages  ...............................  23
                   ------------------------
  14.5.            Mutual Assistance  ......................................  23
                   -----------------

ARTICLE FIFTEEN:   EARLY TERMINATION  ......................................  23
  15.1.            Grounds For Early Termination  ..........................  23
                   -----------------------------
  15.2.            Return of Equipment  ....................................  26
                   -------------------

ARTICLE SIXTEEN:   DEFAULTS BY MAS  ........................................  26
  16.1.            Events of Defaults By MAS  ..............................  26
                   ---------------------------
  16.2.            Remedies of WORLD  ......................................  28
                   -----------------
  16.3             Interest On Monies Owed  ................................  29
                   -----------------------

ARTICLE SEVENTEEN: DEFAULTS BY WORLD  ......................................  29
  17.1.            Events of Defaults By WORLD  ............................  29
                   ---------------------------
  17.2.            Remedies of MAS  ........................................  30
                   ---------------
  17.3.            Interest On Monies Owed  ................................  31
                   -----------------------

ARTICLE EIGHTEEN:  APPLICABLE LAW, DISPUTES  ...............................  31
  18.1.            Governing Law  ..........................................  31
                   -------------
  18.2.            Arbitration  ............................................  31
                   -----------

ARTICLE NINETEEN:  ASSIGNMENT  .............................................  32
  19.1.            Assignment By WORLD  ....................................  32
                   -------------------

ARTICLE TWENTY:     MISCELLANEOUS PROVISIONS  ......................  32
   20.1.            Headings  ......................................  32
                    --------
   20.2.            Counterparts  ..................................  32
                    ------------
   20.3.            Enforceability of Provisions  ..................  32
                    ----------------------------
   20.4.            Notices and Communications  ....................  33
                    --------------------------

ARTICLE TWENTY-ONE: OPERATIONAL HANDBOOK  ..........................  34
   21.1.            Operational Handbook  ..........................  34
                    --------------------

ARTICLE TWENTY-TWO: COMPLETE AGREEMENT; INTERPRETATION  ............  34
   22.1.            Prior Agreements Superseded  ...................  34
                    ---------------------------
   22.2.            Interpretation  ................................  34


                                    ANNEXES
                                    -------

Annex A-1           MD-11F Aircraft Specifications  ................  36
Annex A-2           MD-11CF Aircraft Specification  ................  38
Annex B             Flight Schedule/Payload  .......................  39
Annex B-1           Block Hour Surcharge  ..........................  41
Annex C-1           WORLD Spare Parts and Engineering Support  .....  42
Annex C-2           MAS Engineering Handling Procedures  ...........  54
Annex C-3           Transit Services and Other Maintenance  ........  56
Annex D             Hotel Accommodations  ..........................  58
Annex E             Positioning/Depositioning of WORLD
                    Personnel  .....................................  59
Annex F             Notification of Flight Cancellations,
                    Flight Delays or Diversions  ...................  60
Annex G             Notices  .......................................  61
Annex H             Route Qualification of Commander, Age Limit
                    and Experience  ................................  62

                         FREIGHTER SERVICES AGREEMENT


     THIS FREIGHTER SERVICES AGREEMENT (together with the Annexes attached hereto, the "Agreement") dated October ___, 1994, effective as of and from June 15, 1994, is by and between WORLD AIRWAYS, INC., a Delaware corporation having its principal place of business at 13873 Park Center Road, Suite 490, Herndon, Virginia, 22071 United States of America ("WORLD") and MALAYSIAN AIRLINE SYSTEM BERHAD, a corporation organized and existing under the laws of Malaysia having its registered office at 33rd Floor, Bangunan MAS, Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia ("MAS").


                                  WITNESSETH
                                  ----------

     WHEREAS, MAS and WORLD desire to novate the Freighter Services Cargo Agreement dated June 15, 1994 by and between World Airways, Inc. and Malaysian Airline System Berhad (the "June Agreement"), with the effect of extinguishing the June Agreement and substituting this Agreement in its stead for the period since June 15, 1994 and continuing through the term of this Agreement;

     WHEREAS, MAS wishes to obtain from WORLD and WORLD is prepared to provide to MAS upon the terms and conditions set forth in this Agreement, one McDonnell Douglas MD-11F aircraft and one McDonnell Douglas MD-11CF aircraft, as specified in Annex A-1 and Annex A-2 to this Agreement in order to perform the freighter services specified herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, WORLD and MAS agree as follows:

ARTICLE ONE: AIRCRAFT; PROVISION OF SERVICES
--------------------------------------------

1.1  Aircraft. WORLD shall provide the aircraft ("Aircraft"), specified
     --------
     in Annex A-1 and Annex A-2, together with crews, for the performance of this Agreement. The parties may from time to time amend Annex A to include additional aircraft, which amendment shall be in writing executed by both parties. Any such additional aircraft will, upon delivery to MAS, be subject to the terms and conditions of this Agreement, including the Block Hour Rate then in effect. In the event of any conflict between the definitions and terms set forth in Annex A and the definitions and terms set forth in this Agreement, the definitions and terms set forth in Annex A shall govern.

1.2  Service/Schedule. WORLD shall operate the Aircraft for the purpose of
     ----------------
     carrying cargo for MAS on the routes and in accordance with the schedule set forth in Annex B.

1.3  Aircraft Positioning/Depositioning. The first flight to be performed by
     ----------------------------------
     WORLD under this Agreement shall operate on a live basis from Los Angeles. The last flight to be performed by WORLD under to this Agreement shall be operated on a live basis and terminate in Los Angeles or at such other point as WORLD and MAS shall agree.


1.4  Inspection by MAS. Prior to the commencement of the first flight to be
     -----------------
     performed under this Agreement, MAS shall have the right to inspect the Aircraft. Upon the request of MAS, WORLD shall also make the Aircraft available for inspection by representatives of the Malaysian Department of Civil Aviation. Any inspection conducted pursuant to this Article 1.4 shall not interfere with the operation of the Aircraft in WORLD's commercial services. In the event the MD-11-CF aircraft is inferior to the MD-11-F aircraft with respect to capacity, capability or utility MAS and WORLD agree to negotiate any appropriate adjustment to the then current Block Hour Rate.

ARTICLE TWO: TERM
-----------------

2.1  Term. The term of this Agreement ("Term") shall be from June 15, 1994 and
     ----
     shall expire on September 30, 1999, unless terminated earlier in accordance with the provisions of this Agreement.

2.2  Extension Option. MAS shall have the right to extend this Agreement (the
     ----------------
     "Extension Option") for an additional one year period commencing on October 1, 1999 and expiring on September 30, 2000 (the "Extension Period"), provided (i) that MAS provides written notice of this intention to exercise
     --------
     this Extension Option no later than April 1, 1999 and (ii) that MAS and WORLD agree in writing on an adjusted block hour rate for the Extension period no later than May 1, 1999.



ARTICLE THREE: MINIMUM GUARANTEED AIRCRAFT UTILIZATION.
------------------------------------------------------

3.1  Minimum Monthly Block Hour Guarantee. MAS hereby guarantees to WORLD in
     ------------------------------------
     connection with the performance of this Agreement a minimum of 400 block hours of aircraft utilization for each month that this Agreement shall be in effect ("Minimum Monthly Block Hour Guarantee").

3.2  Adjustments to Minimum Monthly Block Hour Guarantee. In the event an
     ---------------------------------------------------
     aircraft is unavailable to perform one or more regularly scheduled flights due to regularly scheduled maintenance, the number of hours the aircraft is prevented from operating due to regularly scheduled maintenance shall be deducted from the Minimum Monthly Block Hour Guarantee unless (i) WORLD supplies a replacement aircraft with equivalent or greater capacity to perform the operation or (ii) WORLD performs a substitute flight within fifteen (15) days of any such unavailability of the aircraft due to regularly scheduled maintenance.


ARTICLE FOUR: CHARGES
---------------------

4.1  Block Hour Rate. In connection with the operation of the Aircraft
     ---------------
     hereunder, MAS shall pay to WORLD the block hour rate of USD Four Thousand Two Hundred ($4,200) per Block Hour. Every six months from the date each aircraft is placed in service to MAS, WORLD and MAS agree to review the financial results for each aircraft as it relates to performance of the cargo services conducted pursuant to this Agreement, and to increase the Block Hour Rate as they may agree to be necessary. It is the desire of the parties to increase the Block Hour Rate as may be necessary to make the services contemplated hereunder equitable, meaningful and economically viable for each party.

4.2  Block Hour Definition. For the purpose of this Agreement, the term "Block
     ---------------------
     Hour" shall be defined as every hour or portion thereof that the Aircraft is operating calculated from the removal of the wheel chocks upon departure until insertion of the wheel chocks upon arrival, as recorded in the Aircraft's log book.

4.3  Aircraft Positioning/Depositioning Costs. In the event that (i) MAS
     ----------------------------------------
     requests that WORLD operate the first flight to be performed under this Agreement from a point other than Los Angeles, or requests that the last flight to be operated by WORLD under this Agreement terminate at a point other than Los Angeles, and (ii) that WORLD agrees to such request, then MAS shall pay WORLD for any positioning or depositioning costs incurred as the result of such request at the

     Block Hour Rate specified in Article 4.1.

4.4  Block Hour Surcharge. To compensate WORLD for higher costs of operation, in
     --------------------
     the event that the hour/cycle ratio for the Aircraft while operating the services to be provided under this Agreement shall fall below 4.0/1 for any month beginning Oct. 1, 1994 until the end of the Term, MAS shall pay to WORLD an additional charge as specified in Annex B-1.


ARTICLE FIVE: PAYMENT
---------------------

5.1.  Payment Schedule. Upon execution of this Agreement, MAS shall pay to WORLD
      ----------------
      the block hour charges for all scheduled flights to be operated during the first calendar month of the Term. Thereafter, on the twenty-third day of each month that this Agreement shall be in effect MAS shall pay to WORLD the amount of USD ONE MILLION SIX HUNDRED EIGHTY THOUSAND ($1,680,000) (the amount equal to the Minimum Monthly Block Hour Guarantee multiplied by the agreed upon Block Hour rate).

5.2.  Payment Instructions. Any amounts due by MAS to WORLD hereunder shall be
      --------------------
      paid by MAS in U.S. Dollars ("USD") by wire transfer in immediately available funds to the following account:

                Nations Bank
                Washington, D.C.
                ABA No. 054001204

                for credit to

                Account No. 20-8671-2080
                World Airways, Inc.

      All payments to be made by MAS shall be made without deduction for, or on account of, taxes or levies of any kind or nature whatsoever, unless MAS is compelled by law to make payment after deduction of such taxes or levies, in which event MAS shall pay to WORLD such additional amounts as may be necessary to ensure that WORLD receives an amount in U.S. Dollars equal to the full amount which it would have received had the payment not been subject to such taxes or levies.

5.3.  Invoice. WORLD shall invoice MAS within ten (10) calendar days after the
      -------
      end of each month during the Term hereof an amount equal to the greater of
                                                                      -------
      (i) block hours actually flown or (ii) the Minimum Monthly Block Hour Guarantee. If the amount of such invoice exceeds the payment made by MAS under the payment schedule specified in Article 5.1., MAS shall pay the amount of such excess to WORLD no later than twenty (20) calendar days after receipt of such invoice. If an adjustment is made to the Minimum Monthly Block Hour Guarantee pursuant to Article 3.2, WORLD shall issue MAS a credit note for the amount of any such adjustment not later than twenty (20) calendar days after the end of the month.


5.4.  Final Accounting. the parties shall meet no later than ten (10) calendar
      ----------------
      days after December 31, 1994, and no later than ten (10) calendar days after the end of each calendar quarter thereafter that this Agreement shall be in effect to conduct a review of accounting matters arising out of or related to this Agreement. Within sixty (60) calendar days after the end of the Term or the earlier termination of this Agreement, WORLD shall provide MAS with a final accounting of all amounts due under this Agreement; and within thirty (30) calendar days of receipt of such final accounting (i) MAS shall pay to WORLD all outstanding or unpaid amounts, or (ii) WORLD shall refund to MAS all amounts received but not due to WORLD.

5.5.  Late Payment. Any late payment by either party of any amount due
      ------------
      under this Agreement shall bear interest from the date such payment is due at the rate of ten percent (10%) per annum, and the party to whom such amount is due shall be entitled to recover judgement for the total amount due, including such interest, and any costs of collection incurred in connection therewith, including reasonable legal expenses and attorneys' fees.

5.6   No Counterclaims, Set-offs, etc. MAS's obligation to pay all sums due
      --------------------------------
      hereunder shall be absolute and unconditional and shall not be subject to any right of set-off, counterclaim, defense, abatement, suspension, deferment, diminution, reduction, recoupment or other right which MAS may have against WORLD or any other person for any reason whatsoever.

ARTICLE SIX: RESPONSIBILITIES OF WORLD AND MAS.
-----------------------------------------------

6.1 Responsibilities of WORLD. WORLD at its own cost and expense shall provide:
    --------------------------

      (a) The Aircraft as described in Annex A-1 and Annex A-2 together with flight crewmembers for each flight, as reflected in the ANNEX B flight schedule;


      (b)  All salaries and per diem allowances for flight crewmembers;

      (c) All scheduled airframe and engine maintenance necessary for the operation of the Aircraft in accordance with WORLD's FAA-approved maintenance program, except as specified in Annex C and 6.2.;

      (d)  Insurance in accordance with Article Thirteen; and

      (e)  Rotable spare parts support as specified in Annex C-1.

6.2  Responsibilities of MAS. MAS at its own cost and expense shall provide:
     ------------------------

(a) All pallet buildup and breakdown and warehousing, and cargo loading and unloading at all stations in accordance with WORLD's Weight and Balance Manual;
(b)   Aircraft handling at all stations, excluding aircraft certification;
(c)   Landing/take-off fees at all stations;
(d) Navigation fees over the routing specified in Annex B and for any and all ad hoc operations requested by MAS;
(e) Aircraft parking, lighting fees at all stations and security fees and other airport fees.
(f) Aircraft fuel, oil (Exxon 2380), de-icing, lubricating and hydraulic fluid (Chevron Hyjet IV or 500-B4/LD4);
(g) Aircraft transit maintenance and other aircraft maintenance as specified in Annex C-3 at all stations along the routing specified in Annex B and for any and all ad hoc operations requested by MAS;
(h) Hotel accommodations for WORLD flight deck crewmembers including ground transportation between hotel and airport;
(i) Commissary supplies and catering for WORLD flight deck crewmembers and other WORLD Personnel traveling onboard in support of WORLD's obligations under this Agreement;
(j)   All Unit Loading Devices ("ULDs"), pallets and nets.
(k)   All transportation of spare engines and spare parts for the Aircraft, on a positive space basis, provided however, that WORLD will use reasonable
                              ----------------
      efforts to provide MAS with prior notice of WORLD's requirements;
(l) Use of MAS's facilities by WORLD personnel at all scheduled stations specified in Annex B, with access to MAS telephone, fax, SITA and Telex communications equipment;
(m)   Insurance in accordance with Article Thirteen;
(n) Identification of all agents and subcontractors retained by MAS to perform its responsibilities hereunder.
(o)   FOC "C" class firm airline transportation on the air services of MAS for WORLD's aircrew, positioning staff and other executive personnel on duty travel directly related to performing services under this Agreement;
      (p)   Cockpit and interior cleaning of the Aircraft at all stations.

6.3.        Payment Responsibilities of MAS.  MAS shall arrange for all invoices
            -------------------------------
            for services provided to MAS as set forth in Article 6.2 to be sent to and paid directly by MAS, except as MAS and WORLD agree in writing.

6.4.        Reciprocal Obligations.  All other costs and expenses arising out of
            ----------------------
            the operation of the Aircraft in accordance with this Agreement and not expressly set forth in this Agreement shall be mutually agreed upon. In the event either party does not perform its obligations hereunder, the other party shall have the right but not the obligation to perform any of that party's responsibilities at the other's cost. Upon demand the non-performing party shall reimburse the other party for any amount it has paid in connection with the performance of responsibilities hereunder.

ARTICLE SEVEN:  OPERATION OF THE AIRCRAFT
-----------------------------------------

7.1.        Control of The Aircraft.  WORLD at all times shall have operational
            -----------------------
            control over all flights performed under this Agreement and shall be solely responsible for compliance with all applicable United States Federal Aviation Administration ("FAA") regulations in connection with the flight operations contemplated under this Agreement. Consistent with this provision, WORLD shall have the sole authority to determine whether a particular flight may be safely operated, to assign crew members for particular flights, to dispatch and release flights, to direct crew members and to initiate and terminate flights. The Captain of the Aircraft shall be in command of the Aircraft and shall have complete discretion concerning the operation of the Aircraft and the initiation and termination of any flight, and MAS undertakes to accept all decisions of the Captain. The Captain shall have full authority and control in the operation of the Aircraft and shall have full authority and control over other crew members and their duties during flight time.

7.2  Right of Substitution. WORLD shall have the right at any time to replace
     ---------------------
     the Aircraft with another aircraft having a payload capacity equal to or greater than the Aircraft's. WORLD shall promptly inform MAS regarding any such substitutions.

7.3  Lawful Use. WORLD shall not be required to operate the Aircraft contrary to
     ----------
     any applicable law or regulation of any government or governmental agency having jurisdiction over the Aircraft, nor shall WORLD be required to operate the Aircraft into or over Afghanistan, Angola, Chad, El Salvador, Ethiopia, Iraq, Kuwait, Laos, Liberia, Libya, Nicaragua, Somalia, Sudan, Zaire, Haiti, those states that are or were part of Yugoslavia, former Republics of USSR other than Russia, any country subject to United Nations sanctions or any other territory or jurisdiction or in any manner or fashion that would jeopardize WORLD's insurance coverage for the Aircraft.

7.4  Regulatory Compliance. MAS shall ensure that carriage of all cargo
     ---------------------
     hereunder shall be in accordance with FAA and IATA rules as applicable and any other applicable government regulations.

7.5  Cargo Restrictions. The Aircraft shall not be used for the carriage of
     ------------------
     weapons or munitions of war. Livestock shall be carried only in accordance with specifications and procedures mutually acceptable to the parties hereto.

7.6.  Aircraft Livery. At MAS's request, WORLD agrees to repaint the Aircraft in
      ---------------
      MAS's livery. MAS shall bear all costs (including the cost of repairing any damage to the Aircraft in connection therewith) of applying the MAS livery to the Aircraft and repainting the Aircraft with WORLD's livery or as otherwise directed by WORLD provided that the cost of repainting the Aircraft with a livery other than WORLD's does not exceed the cost of painting the Aircraft in WORLD's livery. MAS's under this Article 7.6 are subject to the regulations of the FAA regarding aircraft markings on U.S. registered aircraft.

7.7.  Return Condition of Aircraft. At the end of the Term hereof or upon the
      ----------------------------
      earlier termination of this Agreement, the Aircraft dedicated to the services hereunder shall be returned into WORLD's operations in as good condition as upon the commencement of the services, normal wear and tear excepted.


ARTICLE EIGHT: DOCUMENTATION
----------------------------
8.1.  Operating Permits. Except where governmental regulations require action by
      -----------------
      WORLD, MAS shall obtain and maintain all necessary governmental permits, traffic rights, operating authorities and franchises, and any other authorizations required in connection with the performance of this Agreement. At MAS's cost and expense, WORLD shall assist MAS in obtaining such authorizations. Failure of MAS to obtain any such authorizations, provided such failure is due to wilful neglect, will not be cause to release MAS from its other obligations under the Agreement.

8.2.  Cargo Documentation. MAS shall contract as principal and as carrier for
      -------------------
      all cargo to be carried on the Aircraft and shall not under any circumstances have the authority to enter into any contract on behalf of, or binding upon, WORLD. MAS's standard conditions of carriage shall govern the carriage of cargo on the Aircraft and MAS's airwaybills or other documents of carriage shall be used for cargo to be carries on the Aircraft. MAS shall be responsible for ensuring that the carriage of cargo pursuant to this Agreement complies with all applicable immigration, health, police, customs, security and other laws, regulations and requirements of each country from, to or through which each individual flight is operated. All airwaybills shall have attached to them all documents necessary to comply with such laws, regulations and requirements.


8.3.  MAS Notification to WORLD. MAS will endeavor to notify World's Dispatch of
      -------------------------
      the estimated payload for the Aircraft at least four (4) hours prior to the departure of each flight. MAS shall furnish the cargo manifest, any other cargo documentation and all transportation documents necessary for each flight and shall deliver the same to the Captain of the Aircraft in sufficient time to avoid delay to the schedule departure of the Aircraft but in no case less than thirty (30) minutes prior to departure.


8.4.  Work Permits. At WORLD's request, MAS shall assist work permit
      ------------
      applications required by any governmental authority on behalf of any WORLD personnel performing services in connection with this Agreement. MAS shall provide such other assistance as WORLD may reasonably request in connection with such work applications.

ARTICLE NINE: SCHEDULE CHANGES; FLIGHT DISRUPTIONS
--------------------------------------------------

9.1.        Schedule Changes.  MAS may request changes to the schedule specified
            -----------------
            in Annex B provided, however, that (i) such changes to the schedule
                       -----------------
            shall not reduce the Minimum Monthly Block Hour Guarantee; (ii) arrival and departure times are available at all airports on the requested routing so as to permit WORLD to perform the services to be provided hereunder and to fulfill its other contractual commitments; and (iii) WORLD shall be reimbursed by MAS for all additional costs resulting from such schedule changes including without limitation, any additional crew costs or Aircraft maintenance costs. Any request for a schedule change shall be issued by MAS's operations control centre. Receipt of such request shall be confirmed immediately by WORLD's dispatch centre. WORLD reserves the right (which right shall not be unreasonably exercised) to reject any schedule change request by MAS.

9.2.  Flight Disruption.
      ------------------
      (A) MAS shall bear all costs (except consequential damages of WORLD) arising out of a flight delay, flight cancellation, or diversion of the Aircraft which is caused by:

            (i)   MAS's request;

            (ii)  Weather conditions or air traffic control;

            (iii) Any work stoppage by MAS's employees, agents and servants; or

            (iv) Any act or omission of MAS's employees, agents and servants that affects the operation of the Aircraft.

            Flight delays, flight cancellations or diversions of the Aircraft caused by any of the reasons specified in this Article 9.2(A) shall not reduce the Minimum Monthly Block Hour Guarantee.

      (B) WORLD shall bear all costs (except consequential damages of MAS) arising out of a flight delay, flight cancellation or diversion of the Aircraft which is caused by:

            (i) A mechanical failure on the Aircraft, except as provided under Article 9.2(A)(iv);
            (ii) Failure of WORLD's flight deck crew members to report for duty; or
            (iii) Any work stoppage by WORLD's employees, agents and servants.

      (C) In the event of a flight delay, flight cancellation or diversion of the Aircraft under Article 9.2(B), WORLD shall exercise reasonable efforts to substitute another aircraft having a payload capacity equal to or greater than the Aircraft's. In the event of such substitution, reference to "the Aircraft" in this Agreement shall be construed as reference to the substituted aircraft. In lieu of substituting its own aircraft, WORLD shall have the right to provide MAS with substitute service from another air carrier, provided that the aircraft operated by the substitute air carrier has a payload capacity equal to or greater than the Aircraft's.

      (D) Neither WORLD nor MAS shall be responsible for flight delays, flight cancellations or diversions of the Aircraft that are due to an Act of God, civil war, riot, insurrection, civil disturbance, fire, flood, explosion, earthquake, hurricane typhoon, epidemic or quarantine restriction, work stoppage (other than as specified in this Article 9.2 (A) or (B) or any other event beyond either party's control. In the event of such flight delay, flight cancellation or diversion, MAS shall pay to WORLD a reduced block hour rate of USD

            $2,350 per block hour for each scheduled block hour not flown by WORLD during the period that the Aircraft is unable to operate.

ARTICLE TEN: USE OF AIRCRAFT BY WORLD
-------------------------------------

10.1.       Other Operations. The Aircraft may be used by WORLD to perform other
            -----------------
            contractual commitments and in connection with its own operations when not performing services for MAS hereunder. During such use of the Aircraft by WORLD any services (including, but not limited to, fuel) provided to WORLD by MAS or its suppliers shall be reimbursed to MAS by WORLD at MAS's cost.

10.2.       Crew Training. Provided that such use of the Aircraft does not
            --------------
            interfere with the operation of the Aircraft on MAS's behalf, WORLD may use the Aircraft while performing services for MAS hereunder for
            (i) flight crew training, and (ii) transportation of flight crews or other WORLD personnel for purposes of positioning or training.

ARTICLE ELEVEN: EMPLOYEES
-------------------------

11.1.       Employees; Workmen's Compensation Insurance. It is understood and
            --------------------------------------------
            agreed that the employees of the respective parties hereto shall continue as employes of that party and shall not be deemed employees of the other party. Each party shall cover its employees with such workmen's compensation insurance, or its equivalent, as shall be required by law, and upon request shall provide the other party with evidence of such coverage.

ARTICLE TWELVE: LIENS AND TAXES
-------------------------------

12.1.   Liens. MAS shall have no right, title or interest in the Aircraft.
        ------
        Neither MAS nor its employees, agents or servants shall create, incur, consent to, or suffer to exist any lien, attachment, mortgage or other encumbrance upon or against the Aircraft other than Liens to which WORLD gives its written consent ("Liens"). MAS shall indemnify, defend and hold WORLD harmless from and against any and all Liens created by MAS either by act or commission. If at any time such Liens shall exist or be levied upon the Aircraft, MAS shall immediately cause the same to be removed or discharged. In the event MAS shall fail to so remove or discharge any Liens, WORLD may do so, and MAS shall pay to WORLD the amount paid by WORLD in connection with removing or discharging such Lien, including reasonable legal expenses and attorneys' fees, together with interest computed at the rate of ten percent (10%) per annum or the maximum rate allowable by law, whichever is lower, from the date payment is made by WORLD until WORLD is paid by MAS.

12.2.   Taxes. MAS shall pay or cause to be paid, and shall hold WORLD harmless
        ------
        from and against any and all taxes, levies, imposts, customs, duties, charges, currency surcharges, fees, assessments, deductions, or withholdings of any kind or nature (collectively, together with interest and penalties thereon, "Taxes") levied, assessed or imposed on WORLD or its officers, directors, agents, servants and employees ("Tax Indemnities") or against the Aircraft by any government or agency in connection with the performance of this Agreement. MAS's obligations hereunder shall not include Taxes imposed by the United States of America or any state of local political subdivision thereof that are based on, or measured by, the net income of any of the Tax Indemnities. MAS at its own expense may contest such Taxes in proceedings brought in good faith where a reasonable basis exists for such challenge but only if such proceedings will not result in a forfeiture of the Aircraft. In the event
MAS shall fail to pay such Taxes, WORLD may do so, and MAS shall pay to WORLD the amount paid by WORLD in connection with such Taxes, including reasonable legal expenses and attorneys' fees, together with interest computed at the rate of ten percent (10%) per annum or the maximum rate allowable by law, whichever is lower, from the date payment is made by WORLD until WORLD is paid by MAS.

ARTICLE THIRTEEN: INSURANCE
---------------------------

13.1     WORLD Aircraft Hull Insurance. WORLD shall procure and maintain hull
         -----------------------------
insurance in respect of the Aircraft and the operation thereof under this Agreement against all risks including was risks and hijacking and kindred perils. WORLD shall furnish MAS certificates containing details of such insurance not later than fourteen (14) calendar days prior to commencement of the services to be performed by WORLD under this Agreement. Such hull insurance shall provide for a waiver of underwriters' right of recovery (waiver of subrogation) but only to the extent that WORLD has waived its right of recovery under this Agreement against MAS, its officers, directors, agents, servants and employees.

13.2     WORLD Third Party Aviation Legal Liability Insurance. WORLD shall
         ----------------------------------------------------
procure and maintain Aircraft Third Party Aviation Legal Liability insurance against all risks, including war risks, hijacking and kindred perils in respect of all operations under this Agreement in an amount not less than USD SIX HUNDRED MILLION ($600,000,000) for any one occurrence and shall furnish MAS with certificates containing details of such insurance not later than fourteen (14) calendar days prior to commencement of the services to be performed by WORLD under this Agreement. Such insurance shall include the following provisions:

            (a) MAS, its officers, directors, agents, servants and employees shall be named as additional insureds (the "MAS Additional Insureds");

            (b) acceptance by the insurers of the contractual obligations of WORLD to the MAS Additional Insureds as set forth in this Agreement to the extent of coverage afforded under the policies;

            (c) that such insurance shall be primary without any right of contribution from any insurance carried by the MAS Additional Insureds;

            (d) a standard clause as to cross liability or severability of interests among parties appearing as MAS Additional Insureds;

            (e) the geographic limits, if any, shall be worldwide but in the case of war risk coverage territory shall be subject to such excluded territories as is usual and customary in the airline industry;

            (f) that not less than thirty (30) calendar days written notice or such shorter notice period as shall be available under the war, hijacking and kindred perils insurance shall be given to MAS of cancellation by insurers or adverse material alteration or reduction in the limits of coverage under the policies;

            (g) that the interest of the MAS Additional Insureds under such policies is insured regardless of any breach by WORLD of any warranties declaration or conditions of the policies.

13.3 MAS Liability Insurance. MAS shall procure and maintain at its expense public passenger, baggage, cargo, mail, aviation premises, public liability, and legal liability insurance (including declared values) against all risks, including war risks, hijacking and kindred perils in respect of all operations under this Agreement in amounts acceptable to WORLD being in any case not less than USD SIX HUNDRED MILLION ($600,000,000) (combined single limit) for any one occurrence and shall furnish WORLD with certificates containing details of such insurance not later than fourteen (14) calendar days before the commencement of the lease term. Such insurance shall provide for a waiver of underwriters' rights of recovery (waiver of subrogation) but only to the extent that MAS has waived its rights of recovery under this Agreement against WORLD, or ILFC, their officers, directors, agents, servants and employes. Such insurance shall include the following provisions:

       (a) WORLD, its officers, directors, agents, servants and employees shall be named as additional insureds ("WORLD Additional Insureds");

       (b) Lessor: ILFC, its officers, directors, agents, successors, assigns, employees shall be named as additional insureds.

       (c) acceptance by the insurers of the contractual obligations of MAS to the WORLD Additional Insureds, directors, agents, servants and employees as set forth in this Agreement to the extent of coverage afforded under the policies;

       (d) that such insurance shall be primary without any right of contribution from any insurance carried by the WORLD Additional Insureds;

        (e) a standard clause as to cross liability or severability of interests among parties appearing as WORLD Additional Insureds;

        (f) the geographic limits, if any, shall include at the minimum all territories over which the Aircraft will be operated hereunder;

        (g) that not less than thirty (30) calendar days written notice or such shorter notice period as shall be available under the war, hijacking and kindred perils insurance shall be given to WORLD and ILFC of cancellation by insurers or adverse material alteration or reduction in the insured value or reduction in the value of perils to be insured against;

        (h) that the interest of the WORLD Additional Insureds in such policies is insured regardless of any breach by MAS of any warranties.

13.4.   Loss of Insurance. In the event either party should for any reason fail
        -----------------
        to renew the insurance required to be in effect by the party hereunder at least thirty (30) calendar days prior to the expiration thereof or fail to keep any such policy in full force and effect, the other party shall have the option to pay the premiums on said policy or contract of insurance or to take out such insurance, with the amount of any such premiums to be immediately due and payable to the other party, provided, however, that no exercise by the other party of said option shall in any way affect its rights and remedies hereunder.

ARTICLE FOURTEEN:  INDEMNIFICATION
----------------------------------

14.1     Indemnification by WORLD. WORLD hereby indemnifies and agrees to hold
         ------------------------
harmless MAS, its officers, directors, agents, servants and employees from and against any and all liabilities, claims, demands, suits, judgments, damages, losses, costs and expenses (including reasonable legal expenses and attorneys' fees) for or on account of or in any way connected with injury to or death of any persons (but excluding passengers) whomsoever or loss of or damage to any property (except baggage, cargo, mail and MAS property) arising out of (i) the use or the operation of the Aircraft under this Agreement including but not limited to the Aircraft and its related equipment or (ii) the performance or nonperformance by WORLD of its responsibilities under this Agreement, unless such loss or damage arises from the gross negligence or wilful misconduct of MAS, its officers, directors agents, servants or employees or unless MAS has indemnified WORLD in respect of such loss, damage, death or injury pursuant to
Article 14.2.

14.2     Indemnification By MAS.
         ----------------------

         (A) MAS hereby indemnifies and agrees to hold harmless WORLD and ILFC, its officers, directors, agents, servants and employees from and against all liabilities, claims, demands, suits, judgements, damages, losses, costs and expenses (including reasonable legal expenses and attorneys' fees) connected therewith or incident thereto arising out of loss of or damage to any baggage, cargo, mail or MAS property or delay in delivery of baggage, cargo or mail or death of or injury to any passenger caused by or arising out of or in any way connected with (i) this Agreement or the use or the operation of the Aircraft under this Agreement or (ii) the performance or nonperformance of MAS's responsibilities under this Agreement, unless such loss or damage arises from the gross negligence or wilful misconduct of WORLD, its officers, directors, agents, servants or employees.

      (B) MAS hereby indemnifies and agrees to hold harmless, and shall cause its agents and subcontractors to indemnify and hold harmless WORLD, its officers, directors, agents, servants and employees from and against all liabilities, claims, demands, suits, judgements, damages, losses, costs and expenses (including reasonable legal expenses and attorneys' fees) connected therewith or incident thereto arising out of loss of or damage to the Aircraft in any way connected to the performance or nonperformance of MAS's responsibilities under this Agreement, unless such loss or damage arises from the gross negligence or wilful misconduct of WORLD, its officers, directors, agents, servants or employees or unless WORLD has indemnified MAS in respect of such loss or damage pursuant to Article 14.1.


      (C) MAS shall make every effort to ensure that the Aircraft is not used by any other party for unlawful purposes including without limitation smuggling of contraband articles. MAS hereby indemnifies and agrees to hold harmless WORLD, its officers, directors, agents, servants and employees from and against all liabilities, fines, penalties, assessments, charges, damages, losses, costs and expenses (including reasonable legal expenses and attorneys' fees) arising out of or in any way connected to the use of the Aircraft for unlawful purposes unless WORLD, its officers, directors, agents, servants or employees perpetrate such unlawful use.

      MAS's liability to WORLD hereunder specifically extends to any loss of use of the Aircraft.

14.3. Employee Claims. Notwithstanding anything to the contrary set forth in
      ---------------
      this Article Fourteen, each party hereby indemnifies and agrees to hold harmless the other party, its officers, directors, agents, servants and employees from and against all liabilities, claims, demands, suits, judgements, damages, losses, costs and expenses (including reasonable legal expenses and attorneys' fees) connected therewith or incidental thereto for death of or injury to any officer, director, agent, servant or employee of each party (provided such death or injury arises out of and in the course of such individual's employment by such party) caused by or arising out of or in any way connected with the use or the operation of the Aircraft under this Agreement, unless such death or injury arises from the gross negligence or wilful misconduct of the other party, its officers, directors, agents, servants or employees.

14.4. Non Consequential Damages. Except as otherwise specifically provided by
      -------------------------
      this Agreement, neither party shall be liable for consequential damages under this Agreement.

14.5. Mutual Assistance. Each party agrees to give to the other party all
      -----------------
      assistance reasonable requested, and to put at its disposal all pertinent records, to facilitate the prosecution or defense of any claims, suit or investigations arising out of this Article Fourteen.

ARTICLE FIFTEEN: EARLY TERMINATION

15.1. Grounds For Early Termination. Except as provided under Article
      -----------------------------

16.2 and Article 17.2, neither party shall have the right to terminate this Agreement prior to the completion of the Term except that WORLD may so terminate under any of the following circumstances:

(a)     Loss of Aircraft. In the event of loss or destruction of the Aircraft,
        ----------------
        or damage to the Aircraft rendering repair impractical or uneconomic, this Agreement shall be deemed terminated as of the date of such loss, destruction or damage, provided, however, that if WORLD notifies MAS
                               --------  -------
        within fifteen (15) calendar days after the date of such loss, destruction or damage that it will continue to make available to MAS an aircraft having a payload capacity equal to or greater than the Aircraft's, then this Agreement shall not be deemed terminated. In the event of any loss, destruction or damage to the Aircraft, MAS shall fully cooperate with WORLD to facilitate the prosecution or defense of any claims, suits or investigations. MAS shall not release publicly any information regarding such loss, destruction or damage without first consulting with WORLD.

(b)     Airlift Emergency. In the event an airlift emergency has been declared
        -----------------
        by the President of the United States or the Secretary of Defense or his designee or if the Civil Reserve Air Fleet has been activated by order of the Secretary of Defense in accordance with WORLD's Military Airlift Command contract, or if the Aircraft is requisitioned by the United States in connection with a national emergency, WORLD may terminate this Agreement.

(c)     AD Compliance Costs. In the event the costs of bringing the
        -------------------

       Aircraft into compliance with any (i) instruction or airworthiness directive of the FAA, or (ii) mandatory manufacturer service bulletin, falling due during the Term, is estimated by WORLD to exceed USD FIVE HUNDRED THOUSAND ($500,000) per Aircraft, WORLD may terminate this Agreement. However, WORLD will use its best effort to secure for MAS a substitute aircraft having a payload capacity equal to or greater than the Aircraft's.

(d)    Merger/Consolidation.  In the event MAS is merged with or consolidated
       --------------------
       into any other corporation or entity, or otherwise fails to maintain its corporate existence, WORLD may terminate this Agreement.

Upon termination of this Agreement under any of the above circumstances, MAS shall cease to have any rights or remedies in respect of the Aircraft hereunder, but all such rights and remedies shall be deemed thenceforth to have been waived and surrendered by MAS, and no payments theretofore made by MAS hereunder shall give to MAS any cause or right of action at law or in equity in respect of the Aircraft or the use of operation thereof. No such termination of this Agreement by WORLD shall be a bar to the recovery by WORLD from MAS of any amounts owed by MAS under this Agreement, provided, however, that such termination has not resulted from WORLD's wilful neglect and MAS shall be and remain liable for the same until such amounts shall have been paid in full. MAS shall also reimburse WORLD for all costs, including reasonable legal expenses and attorneys' fees, incurred in connection with (i) the return of the Aircraft to WORLD in the condition specified in Article 7.7 and (ii) the collection of any monies owed or thereafter owing to WORLD under this Agreement. Provided however in the event that WORLD terminates this Agreement under circumstances (a) or (c) of the above, WORLD shall refund to MAS all monies paid in advance prior to such termination including without limitation the advance rental, in full or pro-rate amount for services which WORLD did not perform. WORLD's above obligation shall arise only if such event leading to the termination is caused by the wilful misconduct or negligence of WORLD, its employees, servants or agents. In the event that the cause is beyond either party's control, it is agreed that the amount to be refunded shall be on 50/50 basis of the full amount or on the pro-rate amount as the case may be.

15.2.  Return of Equipment. Under any termination provided for in this Article
       -------------------
       Fifteen, all equipment owned or leased by one party hereto and in the possession of the other party shall be returned to the rightful owner in as good condition as when received, normal wear and tear excepted.

ARTICLE SIXTEEN: DEFAULTS BY MAS
--------------------------------

16.1.  Events of Default By MAS.  The following events shall constitute Events
       ------------------------
       of Default:

       (a) Default by MAS in the making of any payments to WORLD when due under this Agreement which default shall continue for a period of five (5) business days or more or

       (b) Cancellation by MAS of all or any substantial part of the schedule set forth in Annex B; or

       (c) Expiration, withdrawal, revocation or termination of any governmental permits, traffic rights, operating authorities or franchises, or any other authorizations required of MAS; or

       (d) Default by MAS at any time in the procurement or maintenance of any insurance coverage prescribed herein; or

       (e) Default by MAS in the observance or performance of any of the material covenants, conditions, agreements or warranties on the part of MAS contained in this Agreement which default shall continue for a period of fourteen (14) calendar days after written notice from WORLD to MAS specifying the default and demanding that the same be remedied; or

       (f) If MAS shall file a voluntary petition of bankruptcy or shall admit in writing its insolvency or bankruptcy, or shall make a general assignment for the benefit of creditors, or shall consent to the assignment to a receiver, trustee or liquidator of MAS of all or substantially all of its property, or shall file a petition or answer seeking reorganization in a proceeding under any bankruptcy or insolvency laws as now or hereinafter in effect, or an involuntary petition in bankruptcy or reorganization shall have been filed against MAS and shall not have been vacated or discharged within thirty (30) calendar days from the date of the filing thereof, or if any order, judgment or decree shall be entered by any court of competent jurisdiction appointing a receiver, trustee or liquidator of MAS or of any substantial part of its property and such order, decree of judgment shall remain in force and shall not have been dismissed or vacated for a period of thirty (30) calendar days after the date of entry thereof; or

       (g) All or substantially all of the property or assets of MAS shall be condemned, confiscated, or otherwise appropriated by any governmental authority and shall be detained for a period of thirty
(30) consecutive calendar days.

For the purpose of this Article 16.1, "business day" shall mean any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Kuala Lumpar are authorized or are obligated to be closed.

16.2     Remedies of WORLD. Upon the occurrence of any of the foregoing Events
         -----------------
of Default during the Term of this Agreement, WORLD may, within ten (10) calendar days after such Event of Default has occurred, terminate this Agreement by serving written notice upon MAS to that effect, and this Agreement shall thereupon terminate immediately. Upon service of such notice, WORLD may return the Aircraft to such location as WORLD may choose, free and clear of its obligation hereunder. Upon service of such notice, MAS shall cease to have any rights or remedies in respect of the Aircraft hereunder, but all such rights and remedies shall be deemed thenceforth to have been waived and surrendered by MAS, and no payments theretofore made by MAS hereunder shall give to MAS any cause or right of action at law or in equity in respect of the Aircraft or the use or operation thereof. No such termination of this Agreement by WORLD shall be a bar to the recovery by WORLD from MAS of any amounts owed by MAS under this Agreement, and MAS shall be and remain liable for the same until such amounts shall have been paid in full. MAS shall also reimburse WORLD for all costs, including reasonable legal expenses and attorneys' fees, incurred in connection with (i) the return of the Aircraft to such locations as WORLD may choose, (ii) the return of the Aircraft to WORLD in the condition specified in Article 7.7 and (iii) the collection of any monies owed or thereafter owing to WORLD under this Agreement.

16.3.  Interest on Monies Owed. With regard to sums which may become
       -----------------------
       due and payable under this Article Sixteen, but are not paid when due, such sums shall bear interest at the rate of ten percent (10%) per annum or the maximum rate allowable by law, whichever is lower, on any portion thereof overdue; and WORLD shall be entitled to recover judgement for the total amount due from MAS, including such interest, and any costs of collection incurred by WORLD, including reasonable legal expenses and attorneys' fees.

ARTICLE SEVENTEEN: DEFAULTS BY WORLD
------------------------------------

17.1.  Events of Default By WORLD. The following events shall constitute
       --------------------------
       Events of Default by WORLD:

       (a) Default by WORLD in the making of any payments to MAS when due under this Agreement which default shall continue for a period of five (5) calendar days or more; or

       (b) Default by WORLD at any time in the procurement or maintenance of any insurance coverage prescribed herein; or

       (c) Default by WORLD in the observance or performance of any of the material covenants, conditions, agreements or warranties on the part of WORLD contained in this Agreement, which default shall continue for a period of fourteen (14) calendar days after written notice from MAS to WORLD specifying the default and demanding that the same to remedied; or

       (d) If WORLD shall file a voluntary petition of bankruptcy or shall admit in writing its insolvency or bankruptcy, or shall make a general assignment for the benefit of creditors, or shall consent to the assignment to a receiver, trustee or liquidator of WORLD of all or substantially all of its property, or shall file a petition or answer seeking reorganization in a proceeding under any bankruptcy or insolvency laws as now or hereinafter in effect, or an involuntary petition in bankruptcy or reorganization shall have been filed against WORLD and shall not have been vacated or discharged within thirty (30) calendar days from the date of the filing thereof; or if an order, judgment or decree shall be entered by any court of competent jurisdiction appointing a receiver, trustee, or liquidator of WORLD or of any substantial part of its property and such order, decree or judgment shall remain in force and shall not have been dismissed or vacated for a period of thirty
            (30) calendar days after the date of entry thereof; or

       (e) All or substantially all of the property or assets of WORLD shall be condemned, confiscated, or otherwise appropriated by any governmental authority and shall be detained for a period of thirty
            (30) consecutive calendar days, except in cases involving a
                                            ------
            commitment of the Aircraft, or any of WORLD's aircraft, in an airlift emergency as determined by the President of the United States or the Secretary of Defense of his designee or as described in Section 15.1(b).

17.2.  Remedies of MAS. Upon the occurrence of any of the foregoing Events of
       ---------------
       Default during the Term of this Agreement, MAS may, at its election, within ten (10) calendar days thereafter, terminate this Agreement by serving written notice upon WORLD to that effect and this Agreement shall thereupon terminate immediately. Upon service of such notice, WORLD shall refund to MAS all monies paid in advance prior to such termination including without limitation the advance rental in full or pro-rate amount. No such termination of this Agreement by MAS shall be a bar to the recovery by MAS from WORLD of any amounts owed by WORLD under this Agreement, and WORLD shall be and remain liable for the same until such amounts shall have been paid in full. WORLD shall also reimburse MAS for all costs, including reasonable legal expenses and attorneys fees incurred in connection with the collection of any monies owed of there after owing to MAS under this Agreement.

17.3   Interest On Monies Owed.  With regard to sums which may become due and
       ------------------------
       payable under this Article Seventeen, but are not paid when due, such sums shall bear interest at the rate of ten percent (10%) per annum or the maximum rate allowable by law, whichever is lower, on any portion thereof overdue; and MAS shall be entitled to recover judgement for the total amount due from WORLD, including such interest, and any costs of collection incurred by MAS, including reasonable legal expenses and attorneys' fees.


ARTICLE EIGHTEEN:  APPLICABLE LAW; DISPUTES
-------------------------------------------

18.1.  Governing Law. This Agreement shall be construed and performance hereof
       -------------
       determined in accordance with the law of England, including all matters of construction, validity and performance.

18.2   Arbitration.
       -----------
       a. The Parties shall first use their best endeavors to resolve, through mutual consultation or a meeting of the Chief Executive Officers of the parties hereof without involving any third party or parties, any disputes which may arise under, out of or in connection with or in relation to this Agreement.

     b. All disputes arising in connection with the present contract shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules.

ARTICLE NINETEEN: ASSIGNMENT
----------------------------

19.1 Assignment By WORLD. Neither party shall assign this Agreement, or any
     -------------------
     rights or obligations hereunder, in whole or part, to any other person without the prior written consent of the other party, except that (i) WORLD or MAS may assign this Agreement or any of its rights and obligations hereunder to wholly owned subsidiary or other affiliate of WorldCorp, Inc. or MAS as the case may be, or its or their successors and (ii) WORLD may freely assign its interest in any monies due or to become due from MAS hereunder. Any assignment in contravention of the terms hereof shall be null and void.

ARTICLE TWENTY: MISCELLANEOUS PROVISIONS
----------------------------------------

20.1 Headings. The headings of the Articles and Sections hereto are inserted
     --------
     for convenience only and shall not govern the meaning of construction of any of the provisions hereof.

20.2 Counterparts. This Agreement may be executed in two or more counterparts,
     ------------
     each such counterpart constituting an original hereof

20.3 Enforceability of Provisions. No delay or omission in the exercise of any
     ----------------------------
     power or remedy herein provided or otherwise available to WORLD or MAS shall impair or affect such party's right thereafter to exercise the same. Any extension of time for payment hereunder or other waiver or indulgence granted to MAS in any particular instance shall not alter or affect WORLD'S rights or the obligations of MAS hereunder in any other or future instance. WORLD'S acceptance of any payment after it shall have become due hereunder shall not be deemed to alter or effect the obligations of MAS or WORLD'S rights hereunder with respect to any subsequent payment.

20.4 Notices and Communications. All notices and communications to be given
     --------------------------
     pursuant to this Agreement shall be in writing and shall be delivered to or served upon the parties in person or by telegram, telex, telefax, SITA or by registered mail, return receipt requested, addressed as follows:

     WORLD AIRWAYS, INC.
     13873 Park Center Road
     Suite 400
     Herndon, VA 22071
     Attention:         Executive Vice President
                        SITA: IADSSWO
                        FAX: (703) 834-9412

                        Vice President - Cargo
                        SITA: IADFWWO
                        FAX: (703) 834-9476


     MAS:

     Cargo Centre,
     Subang-Kuala Lumpur Int'l. Airport
     47200 SUBANG,
     Malaysia
     Attention: Cargo Director
     SITA: KULDQMH
     FAX: 03-746-4553

or at such other addresses of any party hereto or any other party as such party shall designate in a written notice served as hereinabove provided. The effective date of any notice or request given in connection with this Agreement shall be the date on which it is received by the addressee. All communications involving operational matters arising under this Agreement shall be sent to:

           WORLD:    Operations Control    SITA: IADOPWO
                                           FAX: 703-834-9373/9204
           MAS:      Flight Control        SITA: KULWWMH
                                           FAX: 03-746-2850

ARTICLE TWENTY-ONE: OPERATIONAL HANDBOOK
----------------------------------------

21.1 Operational Handbook. The parties agree to mutually draft, as soon as
     --------------------
     possible, a MAS/WORLD Operational Handbook for the purpose of detailing the operational procedures governing the day-to-day actions of both parties in respect of the performance of services under this Agreement. Failure of the parties to compile the Operational Handbook shall not affect any of their other responsibilities and obligations under this Agreement. In the event of any conflict between the Operational Handbook and the provisions of this Agreement, the provisions of this Agreement shall govern.

ARTICLE TWENTY-TWO: COMPLETE AGREEMENT; INTERPRETATION
------------------------------------------------------

22.1 Prior Agreements Superseded. Upon execution, this Agreement shall supersede
     ---------------------------
     all previous Agreements and understandings respecting the provision of freighter services to MAS by WORLD.

22.2 Interpretation. This Agreement constitutes the entire contract between MAS
     --------------
     and WORLD and shall not be varied, contradicted, explained or supplemented by any oral agreement or representation, by course of dealing or performance or by usage of trade, or amended or changed in any other manner except by an instrument in writing of even or subsequent date hereto, executed by both parties by their duly authorized representatives.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on behalf of their respective officers thereunto duly authorized, as of the day and year first above written.


FOR AND ON BEHALF OF:                           FOR AND ON BEHALF OF:

WORLD AIRWAYS, INC.                             MALAYSIAN AIRLINE SYSTEM BERHAD




By:                                             By:
   -----------------------                         -----------------------
Name:   Ahmad M. Khatib                         Name:   Baharudin Ngah

Title:  Executive Vice President                Title:  Cargo Director

                                                                     ANNEX A-1
                                                                     PAGE 1 OF 2

                                  AIRCRAFT #1
                                  -----------

                        MD-11F AIRCRAFT SPECIFICATIONS
                        ------------------------------

AIRCRAFT:                       McDonnell Douglas MD-11-F

SERIAL NUMBER:                  48633

REGISTRATION:                   274WA

ENGINES:                        PW4462          Serial Numbers:  P733747
                                                                 P733748
                                                                 P733749

WEIGHTS AND STRUCTURAL DATA (LBS.):

        - MTOW                  625,500
        - MLW                   471,500
        - MZFW                  451,300
        - FUEL CAPACITY         258,727 @ 6.7 lb. per U.S. Gallon
        - OEW                   251,371

MAINTENANCE PROGRAM:

        - A-Check:      400             Flight Hour Interval
        - B-Check:      None            "      "    "
        - C-Check (half): 2,100         "      "    "
        - D-Check:      None            "      "    "


UNIT LOAD DEVICE/VOLUME CAPACITY:

        Main Deck;
                        26 each 88" X 125" footprint
                or      26 each 96" X 125"     "

        Forward Lower Compartment;

                         6 each 88" X 125" footprint
                or       6 each 96" X 125" footprint
                or       9 each 60.4" X 125" footprint
                or      18 each LD-3 Type Containers

        Center Lower Compartment;*

                         7 each 60.4" X 125" footprint
                or      14 each LD-3 Type Containers

           * The on board Fly-A-Kit occupies the space (footprint) of two (2) 60.4" X 125" units of four (4) LD-3 Type
                Containers.
                Therefore the net available space for commercial cargo is;

                         5 each 60.4" X 125" units
                or      10 each LD-3 Type Containers

     AFT Lower Compartment:

           This is a "bulk" compartment, no unit load devices are loaded in this compartment.

           The total volume of the compartment is;

                       - 510 cubic feet
                 or    - 14.4 cubic meters

CARGO DOOR OPENINGS:

           - Main Door Main Deck       140" W x 102" H
           - Forward Door Lower Deck   104" W x  66" H
           - Center Door Lower Deck     70" W x  66" H
           - Aft Door Lower Deck        30" W x  36" H

                                  AIRCRAFT #2                  ANNEX A-2
                                  -----------

                        MD-11CF AIRCRAFT SPECIFICATIONS
                        -------------------------------

                 To be delivered on or after February 1, 1995
                                      or
                           on or about June 20, 1995


AIRCRAFT:                           McDonnell Douglas MD-11-CF

SERIAL NUMBER:                      48631 OR 48632

REGISTRATION:                       275WA OR 276WA

ENGINES:                            PW 4462

WEIGHTS AND STRUCTURAL DATE (LBS.):

      - MTOW                        625,500
      - MLW                         471,500
      - MZFW                        451,300
      - FUEL CAPACITY               258,727 @ 6.7 lb. per U.S. Gallon
      - OEW                         (TO BE ADVISED)

MAINTENANCE PROGRAM:

      - Same as MD-11F A/C 274WA

UNITE LOAD DEVICE/VOLUME CAPACITY:

      - Same as MD-11F A/C 274WA

CARGO DOOR OPENINGS:

      - Same as MD-11F A/C 274WA

                                                                   ANNEX B
                                                                   PAGE 1 OF 2


                            FLIGHT SCHEDULE/PAYLOAD
                            -----------------------

FLIGHT SCHEDULE
---------------

All times are stated in Universal Time Coordinated (UTC).

     Day    Departure           Day    Arrival
     ---    ---------           ---    -------
     7      LAX 0630            7      ANC 1145
     7      ANC 1315            7      TPE 2345
     1      TPE 0115            1      PEN 0545
     1      PEN 0715            1      KUL 0815
     1      KUL 1115            1      KHI 1715
     1      KHI 1845            1      DXB 2105
     1      DXB 2235            2      AMS 0650
     3      AMS 1050            3      DXB 1815
     3      DXB 1945            4      PEN 0230
     4      PEN 0400            4      KUL 0500
     4      KUL 1035            4      DXB 1735
     4      DXB 1905            5      AMS 0320
     5      AMS 0620            5      DXB 1345
     5      DXB 1515            5      KUL 2230
     6      KUL 0130            6      PEN 0230
     6      PEN 0400            6      TPE 0830
     6      TPE 1000            6      ANC 1900
     6      ANC 2030            7      LAX 0140

AIRCRAFT OUT OF SERVICE PERIODS:
-------------------------------

            With mutual agreement of both MAS and WORLD the aircraft will not operate the above schedule during the following periods.

            A-- Sunday, December 11th, 1994 thru Saturday, December 24th, 1994 and for each two week period preceding December 25th each year, if requested by WORLD with 60 days prior notice.

SCHEDULED MAINTENANCE:
---------------------

     The above schedule is subject to the FAA approved maintenance schedule for the Aircraft and WORLD shall bear no liability for periods when the Aircraft is out of service due to the accomplishment of scheduled maintenance. World shall exercise it best efforts to plan the accomplishment of scheduled maintenance for the Aircraft so as to, to the maximum extent possible, avoid disruptions to the above flight schedule and shall notify MAS thirty (30) days in advance of such scheduled maintenance for the Aircraft.

                                                                     ANNEX B
                                                                     PAGE 2 OF 2

PAYLOAD
-------

     WEIGHT:
     -------

           The MD-11F aircraft will be in a configuration, which according to McDonnell Douglas data, is capable of accommodating a maximum payload of 193,600 lbs (87,800 kgs.) gross payload. The actual payload for any given sector will be determined by the sector's block hours, time of year, airport limitations, and the prevailing weather conditions at time of operation.

     VOLUME:
     -------

           According to McDonnell Douglas data, the MD-11F's aircraft's total volumetric capacity is 21,627 Cu Ft or 604.0 Cu M. The actual usable volume will depend on the type of unit load devices (ULDs) used.

                                                                     ANNEX B-1



                            REQUIRED SURCHARGE FOR
                            ----------------------
                     BLOCK HOURS PER CYCLE LESS THAN 4.00
                     ------------------------------------


In accordance with Article 4.4, the block hour surcharge to be assessed to MAS is as follows:

-----------------------------------------------------------------------------------------------------
BLOCK           4.00   3.90    3.80    3.70    3.60    3.50    3.40    3.30    3.20     3.10     3.00
HOURS/CYCLE
-----------------------------------------------------------------------------------------------------
BLOCK HOUR            10.13   20.81   32.03   43.97   56.45   69.84   83.77   98.79   114.71   131.72
SURCHARGE
-----------------------------------------------------------------------------------------------------

                                                                 ANNEX C-1
                                                                 PAGE 1 OF 3

           WORLD SPARE PARTS AND ENGINEERING SUPPORT

1.   AIRCRAFT ROTABLE SPARES SUPPORT
     -------------------------------

     1.1 The Aircraft will be equipped with a standard and extended flyaway kit. Attached flyaway kit list will be provided to ASU
           Superintendent/Maintenance, Maintenance Controllers/Base Maintenance Superintendent/Engineering Suppliers Manager/Line Maintenance Superintendent-KUL.

     1.2 Loans of spares from MAS will be free of charge for up to seven days. Loan of spares will be rechargeable to WORLD from the eighth day as tabulated below:

           -      0 - 7th day - free of charge
           -      8th - 10th day - 1/2% per day
           -      11th day and thereafter - 1% per day
           - Administrative, availability and handling fees - free of charge.
           -      Basis is MAS's acquisition cost.
           -      Maximum loan fee will be MAS's replacement cost.
           - WORLD to have the option to either pay premium loan fees for MAS parts that may leave with the Aircraft until parts are returned, or purchase the part installed on the Aircraft (subject to agreement by MAS) at MAS's replacement cost.

           For the purpose of this paragraph 1.3, "day" shall mean each twenty-four (24) hour period from the time the loaned spare is delivered to WORLD for the installation on the Aircraft.


     1.3 Loan charges for the spare parts borrowed by MAS from MAS' pooling partners or Vendors to support the operation for the Aircraft in the Agreement shall be WORLD's account and shall be reimbursed to MAS by WORLD at MAS cost.

     1.4 WORLD Engineers are required to liaise with MAS Maintenance Control Center for request of loans.

     1.5 WORLD spares destined for KUL must be addressed WORLD Airways Inc. C/O MAS Berhad, eng. Product Support Dept., SUGANG Int'l. Airport, 47200 SUBANG, Selangor, Malaysia. Attn: Herbert Yim, Phone (60-3-7462296/7461078.

     1.6 For ease of custom clearance, each consignment should be limited to a maximum of 25 items, except initial positioning of spares support.

     1.7 WORLD spare will be held in MAS Engineering stores. WORLD Engineers will have full access to the WORLD storage area and may pick up spares from stores directly or request by walkie talkie through MCC or ASU Progress Chaser.

     1.8   Customs formalities and storage of spares will be at MAS expense.

                                                                    ANNEX C-1
                                                                    PAGE 2 OF 3

     1.9 MAS Superintendent of Engineering Supplies will arrange to provide, subject to availability, one forklift for WORLD Stores personnel's use in central Stores and Line Maintenance Hangar.

2.   CONSUMABLE
     ----------

     2.1 Engine oil 2380 and Hydraulic Fluid Skydrol 500B4 will be at MAS's expenses.

     2.2   Consumable available at free issue stores will be at MAS's expense.

3.   STORAGE FACILITIES
     ------------------

     During the Term, MAS shall provide WORLD free of charge suitable storage space at Subang International Airport for spare parts and engines.

4.   4.1   APU AND PW4462 ENGINE SUPPORT
           -----------------------------

           WORLD will position at KUL one spare P & W 4462 engine and engine change equipment.

     4.2 In the event of an engine change requirement, the Aircraft will be "two engine ferried" to KUL at WORLD's cost for an engine change.

     4.3   WORLD will have a two engine ferry crew available.

     4.4 In the event that no engine or engine change equipment is available in KUL, SEL, OR ZRH, a P & W pool engine at the nearest location will be utilized and the Aircraft will be "two engine ferried" to that location at WORLD cost for the engine change and redelivery to a mutually agreed location.

5.   WORLD ENGINEERING SUPPORT PERSONNEL
     -----------------------------------

     5.1 WORLD Engineering will be provided with a van for their movement within Subang Airport. DCA driving permit required. MAS will assist WORLD Engineering to obtain permits.

     5.2 WORLD Engineering are welcome to use the MAS Engineer break/rest-room and facilities. There is one rest room in the MAS hangar and one in ASU at the transfer corridor facing bay 12 Subang Airport. Same applies in all other Malaysian stations.

     5.3   Reasonable office space will be provided to WORLD Maintenance
           Manager.

     5.4 WORLD engineers are encouraged must discuss administrative or technical matters requiring urgent attention with MAS Duty Engineering or MAS MCC.

                                                                   ANNEX C-1
                                                                   PAGE 3 OF 3


5.5 All WORLD Engineers are required to obtain Airport passes for KUL, PEN and all other stations as may be required. Two passport size photo are required. MAS will assist in obtaining airport passes.

                                                        ATTACHMENT
                                                        PAGE 1 OF 9
                                                        TO ANNEX C-1

                     MD-11 (274) FLY AWAY KIT MASTER LIST


2/C #                   MASTER LIST             MAT/REP:         DATE:
      --------------                                    --------      ----------
                          MD11 FLY AWAY KIT F274 ONLY
--------------------------------------------------------------------------------
                                                  ROT SERIAL NO.
                                                        OR
QTY   NOMENCLATURE             MFG PART NUMBER     CONS OR REP QTY   LOCATION
--------------------------------------------------------------------------------
CHAPTER 21 - AIR CONDITIONING
--------------------------------------------------------------------------------
1 EA  SELECTER ASSY CABIN      2119704-1                             LD5 / 3-1
--------------------------------------------------------------------------------
1 EA  FAN ASSY AVION. COOLING  29680                                 LD5 / 6-2
--------------------------------------------------------------------------------
1 EA  CONT. ASSY ENV SYS       4059023-903                           LD5 / 9-1
--------------------------------------------------------------------------------
3 EA  COALESCER BAGS           187942-1                              AFT / 4-1
--------------------------------------------------------------------------------
CHAPTER 22 - AUTO FLIGHT
--------------------------------------------------------------------------------
1 EA  COMP/FLY CTL AUTO        4059001-904                           AFT / 6-1
--------------------------------------------------------------------------------
1 EA  GLARESHIELD CTL PNL ASSY 4059002-903                           LD5 / 8-2
--------------------------------------------------------------------------------
CHAPTER 23 - COMMUNICATIONS
--------------------------------------------------------------------------------
1 EA  SWITCH                   F20027                                LD5 / 7-2
--------------------------------------------------------------------------------
1 EA  TRANS. HFS 700 HF/COMM   622-5272-020                          LD5 / 5-2
--------------------------------------------------------------------------------
1 EA  PA AMP                   622-5342-001                          LD5 / 14-3
--------------------------------------------------------------------------------
1 EA  HANDSET                  63274-011                             LD5 / 8-3
--------------------------------------------------------------------------------
1 EA  HANDMIC                  63999-003                             LD5 / 8-3
--------------------------------------------------------------------------------
1 EA  HF/ANTANNA COUPLER       792-6140-001                          LD5 / 5-3
--------------------------------------------------------------------------------
1 EA  PRE-AMP PAX ADDRESS      G6107B                                LD5 / 8-3
--------------------------------------------------------------------------------
1 EA  MGMT UNIT ASSY AUDIO     G6980-01                              LD5 / 8-3
--------------------------------------------------------------------------------
1 EA  PANAL ASSY AUDIO         G6981-02                              LD5 / 8-3
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
--------------------------------------------------------------------------------
1 EA  JACK PANAL               G6982-01                              LD5 / 8-3
--------------------------------------------------------------------------------
CHAPTER 24 - ELECTRICAL POWER
--------------------------------------------------------------------------------
1 EA  PANAL ELEC SYS CONTROL   4059031-901                           LD5 / 7-2
--------------------------------------------------------------------------------

                                                        ATTACHMENT
                                                        PAGE 2 OF 9
                                                        TO ANNEX C-1

                     MD-11 (274) FLY AWAY KIT MASTER LIST


2/C #                   MASTER LIST             MAT/REP:         DATE:
      --------------                                    --------      ----------
                          MD11 FLY AWAY KIT F274 ONLY
--------------------------------------------------------------------------------
                                                  ROT SERIAL NO.
                                                        OR
QTY   NOMENCLATURE             MFG PART NUMBER     CONS OR REP QTY   LOCATION
--------------------------------------------------------------------------------
CHAPTER 24 - ELECTRICAL POWER CONTINUED
--------------------------------------------------------------------------------
1EA  PANAL ELECT SYS CONTROL  5D0245-150                            LD5 / 7-2
--------------------------------------------------------------------------------
1EA  CONTROL POWER REMOTE     750864c                               LD5 / 7-2
--------------------------------------------------------------------------------
1EA  CONTROL UNIT G.C.U.      750866c                               LD5 / 14-5
--------------------------------------------------------------------------------
1EA  BUS TIE RELAY            943D206-4/5                           LD5 / 1-3
--------------------------------------------------------------------------------
1EA  G.C.U.                   976J862-17                            LD5 / 10-2
--------------------------------------------------------------------------------
1EA  A/C POWER CONTRACTOR     B429C                                 LD5 / 14-3
--------------------------------------------------------------------------------
1EA  CIRCUIT BREAKER          SM600BA40N24                          LD5 / 13-1
--------------------------------------------------------------------------------
1EA  CIRCUIT BREAKER          SM600BA5N22                           LD5 / 13-1
--------------------------------------------------------------------------------
1EA  CIRCUIT BREAKER          SM600BA60A23                          LD5 / 13-1
--------------------------------------------------------------------------------
1EA  CIRCUIT BREAKER          5D0001-3/8500-005-3                   LD5 / 13-1
--------------------------------------------------------------------------------
1EA  CIRCUIT BREAKER          SM600BA60N22                          LD5 / 13-1
--------------------------------------------------------------------------------
1EA  CIRCUIT BREAKER          SM601BA10A22                          LD5 / 13-1
--------------------------------------------------------------------------------
1EA  CIRCUIT BREAKER          SM601BA20A22                          LD5 / 13-1
--------------------------------------------------------------------------------
1EA  CIRCUIT BREAKER          SM601BA60A22                          LD5 / 13-1
--------------------------------------------------------------------------------
1EA  EMERGENCY PWR RELAY      5D0124-1                              LD5 / 13-1
--------------------------------------------------------------------------------
1EA  CALL LIGHT CIR/BREAKER   9500-001-5/S00475K5                   LD5 / 13-1
--------------------------------------------------------------------------------
CHAPTER 25 - EQUIPMENT & FURNISHINGS
--------------------------------------------------------------------------------
CHAPTER 26 - FIRE PROTECTION
--------------------------------------------------------------------------------
1EA  LAV SMOKE DETECTOR       72-130001-012                         LD5 / 13-1
--------------------------------------------------------------------------------
1EA  ENGINE FIRE DETECT UNIT  8038-02-03 md-11F ONLY                LD5 / 10-6
--------------------------------------------------------------------------------

                                                        ATTACHMENT
                                                        PAGE 3 OF 9
                                                        TO ANNEX C-1

                     MD-11 (274) FLY AWAY KIT MASTER LIST


2/C #                   MASTER LIST             MAT/REP:         DATE:
      --------------                                    --------      ----------
                          MD11 FLY AWAY KIT F274 ONLY
--------------------------------------------------------------------------------
                                                  ROT SERIAL NO.
                                                        OR
QTY   NOMENCLATURE             MFG PART NUMBER     CONS OR REP QTY   LOCATION
--------------------------------------------------------------------------------
CHAPTER 26 - FIRE PROTECTION CONTINUED
--------------------------------------------------------------------------------
2EA  FIRE CONTAINER           895684-1-1                            LD3 / 1-1
--------------------------------------------------------------------------------
1EA  FIRE EXT LAV             A825100-4/A800100-1                   LD5 / 7-2
--------------------------------------------------------------------------------
CHAPTER 27 - FLIGHT CONTROLS
--------------------------------------------------------------------------------
1EA  SENSOR - SLAT POS        8-614-01                              LD5 / 13-1
--------------------------------------------------------------------------------
1EA  SENSOR - SLAT POS        8-621-01                              LD5 / 13-1
--------------------------------------------------------------------------------
1EA  FLAP POS TRANSMITTER     9601-02-11                            LD5 / 1-2
--------------------------------------------------------------------------------
1EA  O/B FLAP POS TRANSMITTER 9601-02-13                            LD5 / 1-2
--------------------------------------------------------------------------------
1EA  TRANSMITTER              H510A/4004-01                         LD5 / 7-2
--------------------------------------------------------------------------------
1EA  A.O.A. SENSOR            2568A13                               LD5 / 1-3
--------------------------------------------------------------------------------
CHAPTER 28 - FUEL
--------------------------------------------------------------------------------
1EA  AUX PWR UNIT START PUMP  218387                                LD5 / 6-1
--------------------------------------------------------------------------------
1EA  DATA CONTROL UNIT        360-112-004                           LD5 / 5-1
--------------------------------------------------------------------------------
1EA  MODULE                   367-040-081                           AFT / 3-1
--------------------------------------------------------------------------------
1EA  FUEL CONTROL PANAL       4059024-901                           LD5 / 13-2
--------------------------------------------------------------------------------
1EA  FUEL SYS CONTROLLER      4059025-905                           LD5 / 2-2
--------------------------------------------------------------------------------
1EA  FUEL SYS CONTROL PANAL   4059026-902                           LD5 / 4-3
--------------------------------------------------------------------------------
1EA  FUEL BOOST PUMP          60-847-3                              LD5 / 13-1
--------------------------------------------------------------------------------
CHAPTER 29 - HYDRAULIC POWER
--------------------------------------------------------------------------------
6EA  HYDRAULIC FILTER         7554649/AC9279FT                      LD5 / 13-1
--------------------------------------------------------------------------------
1EA  HYD SYS CONTROLLER       4059021-902                           LD5 / 2-1
--------------------------------------------------------------------------------
1EA  PUMP                     65066-06                              LD5/  6-1
--------------------------------------------------------------------------------
                                      47

                                                        ATTACHMENT
                                                        PAGE 4 OF 9
                                                        TO ANNEX C-1

                     MD-11 (274) FLY AWAY KIT MASTER LIST


2/C #                   MASTER LIST             MAT/REP:         DATE:
      --------------                                    --------      ----------
                          MD11 FLY AWAY KIT F274 ONLY
--------------------------------------------------------------------------------
                                                  ROT SERIAL NO.
                                                        OR
QTY   NOMENCLATURE             MFG PART NUMBER     CONS OR REP QTY   LOCATION
--------------------------------------------------------------------------------
CHAPTER 29 - HYDRAULIC POWER CONTINUED
--------------------------------------------------------------------------------
1EA  HYDRAULIC HOSE KIT       KIT-HYDMO11                           AFT-BULK
--------------------------------------------------------------------------------
1EA  BY-PASS VALVE ASSY       240705-2                              LD5 / 6-1
--------------------------------------------------------------------------------
CHAPTER 30 - ICE & RAIN
--------------------------------------------------------------------------------
1EA  MOTOR L/H                2313M481-1                            LD5 / 6-1
--------------------------------------------------------------------------------
1EA  MOTOR R/H                2313M481-2                            LD5 / 6-1
--------------------------------------------------------------------------------
1EA  ANTI-ICE VALVE           3213888-3                             LD5 / 11-3
--------------------------------------------------------------------------------
1EA  SHUT OFF VALVE           3290278-1                             LD5 / 11-3
--------------------------------------------------------------------------------
2EA  WIPER BLADES             XW23143-1/2315M-88-1                  AFT / 4-1
--------------------------------------------------------------------------------
1EA  WINDSHIELD A/I CONTROL   SYL251767                             LD5 / 4-2
--------------------------------------------------------------------------------
CHAPTER 31 - INSTRUMENTS
--------------------------------------------------------------------------------
1EA  CHRONOMETER              2610-11-1                             LD5 / 1-3
--------------------------------------------------------------------------------
1EA  DISPLAY UNIT ELECTRICAL  4059010-901                           LD5 / 1-1
--------------------------------------------------------------------------------
1EA  DISPLAY UNIT ELECTRICAL  4059011-907                           LD5 / 4-1
--------------------------------------------------------------------------------
1EA  MISC. SYSTEM CONTROL     4059027-904                           LD5 / 2-3
--------------------------------------------------------------------------------
2EA  ELECTRIC PROX. UNIT      6-598-03                              LD5 / 14-4
--------------------------------------------------------------------------------
1EA  CTL AURIAL WARN/UNIT     H05A0035-52                           LD5 / 1-3
--------------------------------------------------------------------------------
CHAPTER 32 - LANDING GEAR
--------------------------------------------------------------------------------
2EA  MAIN WHEEL ASSY          2609471-2                                LD3
--------------------------------------------------------------------------------
1EA  BRAKE ASSY               2609472-3                                LD3
--------------------------------------------------------------------------------
2EA  NOSE WHEEL ASSY          5000918-2                                LD3
--------------------------------------------------------------------------------
1EA  CONTROL BOX              6005304-2                             LD5 / 11-2
--------------------------------------------------------------------------------
                                      48

                                                                    ATTACHMENT
                                                                    PAGE 5 OF 9
                                                                    TO ANNEX C-1

                    MD-11  (274)  FLY AWAY KIT MASTER LIST


1/C #_____________                MASTER LIST     MAT/REP:______ DATE:__________
                         MD11 FLY AWAY KIT  F274 ONLY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      ROT SERIAL NO.
                                                                                           OR
QTY        NOMENCLATURE                             MFG PART NUMBER                  CONS OR REP QTY          LOCATION
------------------------------------------------------------------------------------------------------------------------------------
CHAPTER 32 - LANDING GEAR CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
    1EA    AXLE NUT. NOSE LDG GEAR                  ACG7219-503                                               LD5 / 13-3
------------------------------------------------------------------------------------------------------------------------------------
    1EA    SPACER ASSY                              ACG7220-1                                                 LD5 / 13-3
------------------------------------------------------------------------------------------------------------------------------------
    5EA    GEAR PINS                                AXG7000-501 / AXG7012-501                                 LD5 / 13-1
------------------------------------------------------------------------------------------------------------------------------------
    2EA    AXEL WASHER CLG                          AYG7440-1                                                 LD5 / 13-3
------------------------------------------------------------------------------------------------------------------------------------
    1EA    SPACER M.L.G.                            ARG7345-501                                               AFT / 4-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    TRANSDUCER WHEEL SPEED                   6005305                                                   LD5 / 1-2
------------------------------------------------------------------------------------------------------------------------------------
CHAPTER 33 - LIGHTS
------------------------------------------------------------------------------------------------------------------------------------
    6EA    LAMP MODULE                              C105606-203                                               AFT / 4-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    N.L.G. LIGHTS                            4557                                                      AFT / 4-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    STROBE LIGHT RED                         2LA03968-40                                               LD5 / 4-2
------------------------------------------------------------------------------------------------------------------------------------
    1EA    STROBE LIGHT ENERGY BOX                  SES003761-00                                              LD5 / 4-2
------------------------------------------------------------------------------------------------------------------------------------
    1EA    HIGH INTENSITY LIGHT ASSY                AG1013AA02                                                LD5 / 10-5
------------------------------------------------------------------------------------------------------------------------------------
    1EA    POWER SUPPLY                             60-4411-3                                                 AFT / 4-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    ANNUNCIATOR CTL PANAL                    HG5A0040-1                                                LD5 / 10-3
------------------------------------------------------------------------------------------------------------------------------------
    1EA    LIGHT                                    Q4559X                                                    AFT / 4-1
------------------------------------------------------------------------------------------------------------------------------------
    2EA    LIGHT LOGO                               Q4597                                                     AFT / 4-1
------------------------------------------------------------------------------------------------------------------------------------
    3EA    LIGHT                                    Q4681                                                     AFT / 4-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    TIMER                                    RG1007AA03                                                LD5 / 10-6
------------------------------------------------------------------------------------------------------------------------------------
CHAPTER 34 - NAVIGATION
------------------------------------------------------------------------------------------------------------------------------------
    1EA    FLIGHT MGT COMPUTER                      4059050-905                                               LD5 / 3-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    MULTIFUNCTION CTL DISPLAY                4059051-902                                               LD5 / 10-1
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        ATTACHMENT
                                                                                                                        PAGE 6 OF 9
                                                                                                                        TO ANNEX C-1
                     MD-11 (274) FLY AWAY KIT MASTER LIST

   / c #_________________                                   MASTER LIST                         MAT/REP:_________  DATE:_________
                                                    MD11 FLY AWAY KIT  F274 ONLY
--------------------------------------------------------------------------------------------------------------------------------
                                                                       ROT SERIAL NO.
                                                                            OR
QTY        NOMENCLATURE                     MFG PART NUMBER            CONS OR REP QTY       LOCATION
--------------------------------------------------------------------------------------------------------------------------------
CHAPTER 34 - NAVIGATION CONTINUED
--------------------------------------------------------------------------------------------------------------------------------
   1EA     DIGITAL AIR DATA COMPUTER        4059060-901                                       LD5 / 1-4
--------------------------------------------------------------------------------------------------------------------------------
   1EA     STANDBY ATT. INDICATOR           501-1558-01                                       LD5 / 4-3
--------------------------------------------------------------------------------------------------------------------------------
   1EA     RADIO ALT. RECEIVER              622-4542-221                                      LD5 / 9-2
--------------------------------------------------------------------------------------------------------------------------------
   1EA     ANNTENNA PEDESTAL                622-5136-001                                      LD5 / 9-2
--------------------------------------------------------------------------------------------------------------------------------
   1EA     VISUAL OMNI RANGE BEACON         622-5220-020                                      LD5 / 7-3
--------------------------------------------------------------------------------------------------------------------------------
   1EA     INST. LANDING SYS RECEIVER       622-9738-220                                      LD5 / 14-3
--------------------------------------------------------------------------------------------------------------------------------
   1EA     GROUND PROX. WARN UNIT           965-0676-020                                      LD5 / 11-1
--------------------------------------------------------------------------------------------------------------------------------
   1EA     ALT / AIR SPEED INDICATOR        WL101AMSS                                         LD5 / 10-6
--------------------------------------------------------------------------------------------------------------------------------
   1EA     PITOT TUBE                       651DK                                             AFT / 4-1
--------------------------------------------------------------------------------------------------------------------------------
CHAPTER 35 - OXYGEN
--------------------------------------------------------------------------------------------------------------------------------
   1EA     MASK OXYGEN                      MC10-32-101                                       LD5 / 1-2
--------------------------------------------------------------------------------------------------------------------------------
   1EA     INDICATOR CREW OXYGEN            523298                                            LD5 / 4-3
--------------------------------------------------------------------------------------------------------------------------------
   1EA     P. B. E.                         119003                                            AFT / 4-1
--------------------------------------------------------------------------------------------------------------------------------
CHAPTER 36 - PNEUMATIC
--------------------------------------------------------------------------------------------------------------------------------
   1EA     LOW PRESS BLEED VALVE            3202176-3                                         LD5 / 11-3
--------------------------------------------------------------------------------------------------------------------------------
   1EA     HIGH PRESS VALVE                 3290272-3                                         LD5 / 11-3
--------------------------------------------------------------------------------------------------------------------------------
   1EA     PNEUMATIC PRESS VALVE            3290280-3                                         LD5 / 11-3
--------------------------------------------------------------------------------------------------------------------------------
   1EA     PITOT BLEED VALVE                3399046-1                                         LD5 / 11-3
--------------------------------------------------------------------------------------------------------------------------------
CHAPTER 49 - AIRBORNE AUX POWER
--------------------------------------------------------------------------------------------------------------------------------
   1EA     ELECTRIC A.P.U. CTL UNIT         2118700-6                                         LD5 / 14-1
--------------------------------------------------------------------------------------------------------------------------------
   1EA     SENSOR ASSY                      3603756-2 / 3601170-6                             LD5 / 4-3
--------------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT
                                                                    PAGE 7 OF 9
                                                                    TO ANNEX C-1

                    MD-11  (274)  FLY AWAY KIT MASTER LIST


A/C #_____________                MASTER LIST     MAT/REP:______ DATE:__________
                         MD11 FLY AWAY KIT  F274 ONLY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      ROT SERIAL NO.
                                                                                           OR
QTY        NOMENCLATURE                             MFG PART NUMBER                  CONS OR REP QTY          LOCATION
------------------------------------------------------------------------------------------------------------------------------------
CHAPTER 49 - AIRBORNE AUX POWER CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
    1EA    IGNITION UNIT                            969690-2                                                  LD5 / 1-3
------------------------------------------------------------------------------------------------------------------------------------
CHAPTER 52 - DOORS
------------------------------------------------------------------------------------------------------------------------------------
    1EA    LATCH ACTUATOR                           6026D0001-01                                              AFT / 1-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    ACTUATOR ASSY                            630500-07                                                 AFT / 1-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    CETER CARGO DOOR ACT.                    6305-J0001-01                                             AFT / 1-1
------------------------------------------------------------------------------------------------------------------------------------
    2EA    SWITCH                                   H20-14B                                                   LD5 / 7-2
------------------------------------------------------------------------------------------------------------------------------------
    2EA    SWITCH                                   H20-19B                                                   LD5 / 7-2
------------------------------------------------------------------------------------------------------------------------------------
    2EA    SWITCH                                   H20-24B / H20-1                                           LD5 / 7-2
------------------------------------------------------------------------------------------------------------------------------------
    2EA    SWITCH                                   H20-26B                                                   LD5 / 7-2
------------------------------------------------------------------------------------------------------------------------------------
CHAPTER 73 - ENGINE FUEL & CONTROL
------------------------------------------------------------------------------------------------------------------------------------
    1EA    PROBE                                    154ED                                                     LD5 / 3-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    TRANSMITTER                              418-05124                                                 LD5 / 14-6
------------------------------------------------------------------------------------------------------------------------------------
    1EA    ELEC. ENGINE CONTROL                     791100-6-075                                              AFT / 2-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    TRANSDUCER                               51A020                                                    LD5 / 14-6
------------------------------------------------------------------------------------------------------------------------------------
    1EA    PUMP                                     722100 / 625500                                           AFT / 5-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    FUEL MANAGEMENT UNIT                     801000-2                                                  LD5 / 10-5
------------------------------------------------------------------------------------------------------------------------------------
    1EA    FUEL FLOW TRANSMITTER                    9-217-30                                                  LD5 / 6-1
------------------------------------------------------------------------------------------------------------------------------------
                                                    ACB093F2480Y12 / 218371
------------------------------------------------------------------------------------------------------------------------------------
    2EA    FILTER                                   7591299-102                                               AFT / 4-1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CHAPTER 74 - ENGINE IGNITION
------------------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT
                                                                    PAGE 8 OF 9
                                                                    TO ANNEX C-1

                    MD-11  (274)  FLY AWAY KIT MASTER LIST


1/C #_____________                MASTER LIST     MAT/REP:______ DATE:__________
                         MD11 FLY AWAY KIT  F274 ONLY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      ROT SERIAL NO.
                                                                                           OR
QTY        NOMENCLATURE                             MFG PART NUMBER                  CONS OR REP QTY          LOCATION
------------------------------------------------------------------------------------------------------------------------------------
    2EA    EXCITER                                  44933 / 10-621630-1                                       LD5 / 3-1
------------------------------------------------------------------------------------------------------------------------------------
CHAPTER 74 - ENGINE IGNITION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
    2EA    CABLE                                    10-609660-3                                               AFT / 1-1
------------------------------------------------------------------------------------------------------------------------------------
    2EA    IGNITER                                  AA134ST                                                   LD5 / 14-6
------------------------------------------------------------------------------------------------------------------------------------
CHAPTER 77 - ENGINE INDICATING
------------------------------------------------------------------------------------------------------------------------------------
    2EA    PROSE                                    50P046 / SOP374-01                                        LD5 / 7-1
------------------------------------------------------------------------------------------------------------------------------------
    1EA    THERMOCOUPLER                            50P109 / HAD18540                                         LD5 / 7-1
------------------------------------------------------------------------------------------------------------------------------------
CHAPTER 79 - ENGINE OIL
------------------------------------------------------------------------------------------------------------------------------------
    2EA    FILTERS                                  764073 / 7584655                                          AFT / 4-1
------------------------------------------------------------------------------------------------------------------------------------
CHAPTER 80 - ENGINE STARTING
------------------------------------------------------------------------------------------------------------------------------------
    1EA    STARTER                                  774860A3 / 774660A1                                       AFT / 7-1
------------------------------------------------------------------------------------------------------------------------------------
TOOLS AND OILS
------------------------------------------------------------------------------------------------------------------------------------
    1EA    TIRE GUAGE                               1064 / 8844                                               L-1 CLOSET
------------------------------------------------------------------------------------------------------------------------------------
    1EA    OIL SERVICE BOTTLE                       2315 / 1827                                                 LOOSE
------------------------------------------------------------------------------------------------------------------------------------
    1EA    COWLING PUMP                             55543                                                       LOOSE
------------------------------------------------------------------------------------------------------------------------------------
    1EA    OIL SERVICE UNIT (2 GALLON)              53361-6PWS                                                  LOOSE
------------------------------------------------------------------------------------------------------------------------------------
    3EA    EXTENSION CORDS                          C31-25                                                    L1 - CLOSET
------------------------------------------------------------------------------------------------------------------------------------
    1EA    THREAD PROTECTER                         0227046-501                                                   LDS
------------------------------------------------------------------------------------------------------------------------------------
    3EA    HEADSET GROUND                           H3336                                                     L-1 CLOSET
------------------------------------------------------------------------------------------------------------------------------------
    1EA    6' LADDER GRANGER                        3W421                                                       BULK PIT
------------------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT
                                                                    PAGE 9 OF 9
                                                                    TO ANNEX C-1

                    MD-11  (274)  FLY AWAY KIT MASTER LIST


A/C #_____________                MASTER LIST     MAT/REP:______ DATE:__________
                         MD11 FLY AWAY KIT  F274 ONLY

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                                                                                      ROT SERIAL NO.
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QTY        NOMENCLATURE                             MFG PART NUMBER                  CONS OR REP QTY          LOCATION
------------------------------------------------------------------------------------------------------------------------------------
    1EA    JACK - 75 TON CAPACITY                   JHA756                                                    LD3
------------------------------------------------------------------------------------------------------------------------------------
TOOLS AND OILS CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
    1EA    TORQUE WRENCH                            TE-352A                                                   LD3
------------------------------------------------------------------------------------------------------------------------------------
    1EA    JACK SCREW PULLER                        PWA85688                                                  LD3
------------------------------------------------------------------------------------------------------------------------------------
    2CS    HY-JET HYDRAULIC FLUID                   HY-JET                                                    LOOSE
------------------------------------------------------------------------------------------------------------------------------------
    2CS    OIL                                      2380                                                      LOOSE
------------------------------------------------------------------------------------------------------------------------------------
    1EA    SPEED TAPE                               425                                                       LD5 / 7-2
------------------------------------------------------------------------------------------------------------------------------------
    1EA    DIGITAL MULTIMETER                       360-3                                                     L1 CLOSET
------------------------------------------------------------------------------------------------------------------------------------
    3EA    JACK PADS                                N.P.N.                                                    AFT CAN
------------------------------------------------------------------------------------------------------------------------------------
    1EA    TORQUE WRENCH                            74250                                                     AFT CAN
------------------------------------------------------------------------------------------------------------------------------------



                                                                       ANNEX C-2
                                                                     Page 1 of 2

                      MAS ENGINEERING HANDLING PROCEDURES
                      -----------------------------------

This procedure is written as a general guide for engineering handling of WORLD Aircraft for as long as the Aircraft are operating with MH flight numbers.

1.   ACCEPTANCE CHECKS
     -----------------

     1.1 Acceptance checks by MAS will be carried out in KUL upon arrival of the Aircraft inspection check sheet.

2.   ENGINEERING GROUND HANDLING
     ---------------------------

     2.1 Engineering ground handling at all scheduled stations will be provided at MAS expense.

     2.2 All equipment required to perform engineering handling will not be rechargeable to WORLD.

     2.3 WORLD Engineers will be at the Aircraft to oversee the maintenance personnel provided by MAS.

     2.4 WORLD Engineers will be at the allocated parking bays 15 minutes prior to STA for all arrivals.

     2.5 Ground Support Equipment provided to the Aircraft with the APU shut down will not be rechargeable to WORLD.

     2.6 All aircraft servicing done by MAS Apron Services Unit in KUL or PEN, and by MAS or it's agents at all other scheduled stations specified in Annex B, is not rechargeable to WORLD. At KUL and PEN only, a servicing team shall consist of two artisans.

     2.7 MAS will provide artisans for ground to cockpit communication at all stations.

     2.8  Wheel build-up is not rechargeable to WORLD.


3.   CERTIFICATION
     -------------

     3.1 WORLD Engineers will certify aircraft airworthiness release for all stations. Engineers travelling as crewmembers are required to be in possession of valid passports for each station.


4.   ENGINEERING DELAYS
     ------------------

     For line stations, a delay Telex will be prepared by WORLD personnel which must be sent by MAS or its ground handling agent to KULELWO, KULKKWO, KULELMH, KULWWMH, IADDDWO, IADMMWO and onward stations for delays of 3 minutes and above. Details required in the telex will be as follows:

     (i)    Station/aircraft registration flight/flight number/date
     (ii)   Reason for delay
     (iii)  Duration of delay

                                                                       ANNEX C-2
                                                                     PAGE 2 OF 2

     4.4 In the event of lengthy delays, an update telex must be sent every 3-4 hours, followed by final telex.

     4.5 A delay warning telex per 4.3 is required whenever a delay of more than 30 minutes is anticipated.

5.   INCIDENT REPORTING
     ------------------

     5.1 All flight incidents reportable to the FAA must be copies to Malaysian DCA per WORLD and MAS's procedures using DCA irregularity form.

     5.2 All ground incidents reportable to the FAA shall be reported to other parties in accordance with WORLD and MAS procedures.

                                                                       ANNEX C-3
                                                                     PAGE 1 OF 2

                    TRANSIT SERVICES AND OTHER MAINTENANCE
                    --------------------------------------

1.   Transit Services
     ----------------

     During transit ground time of the aircraft at all scheduled stations specified in the Flight Schedule as per Annex B, MAS will provide the following services free to charge, under WORLD's supervision.

(a)  Ramp Services

     -    Standby before arrival and after departure
     -    Position/remove landing gear locks
     -    Provide head sets
     -    Perform ramp to flight deck communication
     -    Report immediately all damages noticed at or inside the Aircraft
     -    Perform pre-flight check immediately before Aircraft departure.

(b)  Aircraft Servicing

     -    Exterior cleaning of flight deck windows on request of WORLD
     -    Aircraft de-icing if necessary.

(c)  Fuel and oil

     MAS shall provide all aircraft fuel, oil (Exxon 2380), de-icing, lubricating and hydraulic fluid (skydrol 500 B-4) as well as:

     -    Arrangement with suppliers
     -    Supervision of fueling/defueling operations
     - Arrangements with suppliers in connection with supervision of replenishing operations

NOTE: Flight release will be signed by WORLD's flight crew personnel.


2.   Other Maintenance
     -----------------

     A.   Scheduled Maintenance

          MAS and WORLD agree that if MAS is capable of performing scheduled maintenance for the Aircraft, MAS shall provide such services, the terms and conditions of which shall be incorporated under a separate maintenance agreement to be mutually agreed upon by both parties.

     B.   Engine Changes

          MAS shall provide WORLD free of charge at KUL with the hangar facilities, and, if available tools and equipment necessary for engine installations and removal. The same facilities and services shall be provided by MAS or its agents at all other stations specified in Annex B, subject to availability. Should that assistance be provided by a party other than MAS, then WORLD shall reimburse MAS for the assistance provided at MAS/s cost.

                                                                       ANNEX C-3
                                                                     PAGE 2 of 2


C.    Workshops and Other Engineering

      All rechargeable requests for WORLD for manpower, equipment, spares and materials must be accompanied by work order issued by WORLD inspector or maintenance manager.

      i.    Repair of Spare Parts of Components

      Materials costs incurred by MAS for WORLD rotable/spare parts and components shall be charged to WORLD at MAS cost. Labor costs shall be charged at the rate of RM 55 per manhour.

      ii.   Other Repairs and Services

      Repairs and all other services provided by MAS facilities in support of the operation of the Aircraft in this Agreement shall be charged to WORLD on a material used basis at MAS cost. MAS shall assist WORLD in providing engineering drawings as required. All repairs accomplished by MAS engineering shall be at WORLD cost and certified by WORLD Quality Control.

      iii.  Major Structural Repairs and Modifications

      In the case of major structural repairs and modifications WORLD shall reimburse MAS for labor at a rate of RM 55 per manhour and for any material costs at MAS cost.

      iv.    Rotable Parts

      All rotable parts repaired or supplied by MAS must have an FAA Repair Station Parts tag.

                                                                         ANNEX D

                             HOTEL ACCOMMODATIONS
                             --------------------

MAS shall provide hotel accommodations for WORLD flight deck crewmembers and Operational Personnel free of charge at all scheduled stations specified in the flight schedule as per Annex B on an as needed basis at all other stations to which the Aircraft operates at MAS request. MAS shall be invoiced directly by the party providing such accommodations. Hotel accommodations at each station shall be arranged by MAS at hotels acceptable to WORLD.

WORLD shall inform MAS's local station of the number of rooms required and shall provide the names of the flight crewmembers no later than forty-eight (48) hours prior to the Aircraft's scheduled arrival at such station. WORLD shall promptly inform MAS regarding changed accommodation requirements.

Hotel to airport crew transportation shall be arranged and paid for by MAS's local station.

                                                                         ANNEX E


                 POSITIONING/DEPOSITIONING OF WORLD PERSONNEL
                 --------------------------------------------

     Transportation costs for WORLD personnel performing services in connection with this Agreement shall be governed by the following provisions:

     1.    Positioning/Depositioning

           (a) Transportation cost for the positioning/depositioning of WORLD personnel to and from any MAS station within the MAS network shall be for MAS's accounts.

           (b) All booking and ticketing necessary for the transportation of WORLD personnel above shall be arranged through the following MAS office or such other office as shall be advised by MAS:

                                    MAS Flight Operations
                                    AirTel Complex
                                    Kuala Lumpur International Airport

           (c) WORLD shall advise MAS of its requirements for employee travel above as far in advance as is practicable.

     2.    Changes/Cancellations

           In the event MAS request a schedule change, a flight cancellation or an additional flight, WORLD shall promptly advise MAS of additional crew transportation requirements and any additional transportation cost resulting from such change.

     3.    Additional Costs

           Additional flight crew positioning costs resulting from air traffic control or weather delays/cancellations shall be for the account of MAS.

     4.    Transportation of Dependents

           Dependents of WORLD personnel performing services in connection with this Agreement shall be entitled to EY transportation to KUL free of charge not more than once in any calendar year. Passes for dependents shall be available of MAS's scheduled passenger network only.

                                                                         ANNEX F

                      NOTIFICATION OF FLIGHT CANCELLATION

                          FLIGHT DELAYS OR DIVERSION

      With respect to flight cancellations, flight delays or diversions of the Aircraft, the parties agree to follow the following procedures:

      1.  Notification By WORLD.  WORLD shall immediately notify MAS of any
          ---------------------
event which does, or is likely to, delay or disrupt the scheduled operation of the Aircraft.

      2.  Notification By MAS.  MAS shall immediately notify WORLD of any event
          -------------------
which does, or is likely to, delay or disrupt the scheduled operation of the Aircraft.

      3.  Remedies For Delays.  Each party shall exercise its best efforts to
          -------------------
minimize delays and disruptions and ensure that the Aircraft operates in accordance with the Schedule specified in Annex B. Any efforts by either party to minimize a delay or disruption shall be communicated to the other party hereto, and if possible, shall be agreed to by WORLD and MAS before implementation thereof. In the event of any disagreement between WORLD and MAS regarding efforts to remedy any delay or disruption, WORLD shall make the final decision.

      4.  Notification of Schedule Change.  Any request for a schedule change
          -------------------------------
resulting from a flight cancellation, flight delay or diversion of the Aircraft, shall be issued by MAS's operations control centre. Receipt of such request shall be confirmed immediately by WORLD's dispatch center.

                                                                        ANNEX G

                                NOTICES
                                _______


     Operational communications addressed to WORLD shall be sent to the appropriate contact specified below:


     Rush all urgent messages concerning flight cancellations, delays or Aircraft diversions to:

     WORLD:      IADDDWO    24 Hour Duty Dispatch
                 IADMMWO    24 Hour Maintenance Control
                            Movement Messages
                            Irregularities
                 IADDKWO    Crew Information
                 FRASSWO    WORLD General Manager Europe
                 FRAOOWO    WORLD Frankfurt Operations
                 KULKKWO    WORLD Operations Control
                 KULELWO    WORLD Maintenance/Stores
                 TYOOOWO    WORLD Tokyo Operations
                 ANCDYXH    DynAir, Inc.
                            Attn:  WORLD Airways Rep.